Spintek Gaming Technologies, Inc.

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON DECEMBER 10, 1996

November 5, 1996

To the Stockholders of Spintek Gaming Technologies, Inc.:

     You are cordially invited to attend the Annual Meeting of Stockholders of Spintek Gaming Technologies, Inc., a California corporation (the Company ), which will be held at the Imperial Palace Hotel, 3535 Las Vegas Boulevard South, Las Vegas, Nevada at 10:00 a.m., Pacific time, on Tuesday, December 10, 1996, to consider and act upon the following matters, all as more fully described in the accompanying Proxy Statement which is incorporated herein by this reference:

     1. To elect a Board of Directors to serve until the next annual meeting of the Company's stockholders and until their successors have been elected and qualify.

     2. To ratify the Spintek Gaming Technologies, Inc. 1996 Stock Option Plan and the grant of options to Gary L. Coulter and Robert E. Huggins.

     3. To ratify the selection of Joseph Decosimo & Company as the Company s independent public accountants for fiscal year 1997.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record of the Company s common stock at the close of business on November 4, 1996, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting.

     THOSE WHO CANNOT ATTEND ARE URGED TO SIGN, DATE, AND OTHERWISE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. ANY STOCKHOLDER GIVING A PROXY HAS THE RIGHT TO REVOKE IT ANY TIME BEFORE IT IS VOTED.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              Gary L. Coulter
                              Chairman of the Board

                     SPINTEK GAMING TECHNOLOGIES, INC.

901-B  GRIER  DRIVE,  LAS VEGAS,  NEVADA  89119
(702)  263-3660  FAX (702) 263-3680

                     Spintek Gaming Technologies, Inc.
                              _______________

                              PROXY STATEMENT
                              _______________

                Approximate date proxy material first sent
                     to stockholders: November 5, 1996
                              _______________

     The following information is in connection with the solicitation of proxies for the Annual Meeting of Stockholders of Spintek Gaming Technologies, Inc., a California corporation (the Company ), to be held at the Imperial Palace Hotel, 3535 Las Vegas Boulevard South, Las Vegas, Nevada at 10:00 a.m., Pacific Time, on Tuesday, December 10, 1996, and the adjournments thereof (the Meeting ), for the purposes stated in the Notice of Annual Meeting of Stockholders preceding this Proxy Statement.

                  SOLICITATION AND REVOCATION OF PROXIES

     A form of proxy is being furnished herewith by the Company to each stockholder, and, in each case, is solicited on behalf of the Board of Directors of the Company for use at the Meeting. The entire cost of soliciting these proxies will be borne by the Company. The Company may pay persons holding shares in their names or the names of their nominees for the benefit of others, such as brokerage firms, banks, depositories, and other fiduciaries, for costs incurred in forwarding soliciting materials to their principals. Members of the management of the Company may also solicit some stockholders in person, or by telephone, telegraph or telecopy, following solicitation by this Proxy Statement, but will not be separately compensated for such solicitation services.

     Proxies duly executed and returned by stockholders and received by the Company before the Meeting will be voted FOR the election of all of the nominee-directors specified herein, and FOR the 1996 Stock Option Plan, and FOR the ratification of the selection of Joseph Decosimo and Company as the Company s independent public accountants for fiscal year 1997, unless a contrary choice is specified in the proxy. Where a specification is indicated as provided in the proxy, the shares represented by the proxy will be voted and cast in accordance with the specifications made. As to other matters, if any, to be voted upon, the persons designated as proxies will take such actions as they, in their discretion, may deem advisable. The persons named as proxies were selected by the Board of Directors of the Company and each of them is a director of the Company.

     Under California law, shares represented by proxies that reflect abstentions or broker non-votes (i.e. shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purpose of determining the presence of a quorum. Any shares not voted (whether by abstention, broker non-vote, or otherwise) will have no impact in the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes. Any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) with respect to the proposal to approve the 1996 Stock Option Plan will have no effect on the vote for such proposal except to the extent the number of abstentions causes the number of shares voted in favor of the proposal not to equal or exceed a majority of the quorum required for the Meeting. Any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) with respect to the proposal to ratify the selection of Joseph Decosimo and Company as the Company s independent public accountants for fiscal year 1997 will have no effect on the vote for such proposal except to the extent the number of abstentions causes the number of shares voted in favor of the proposal not to equal or exceed a majority of the quorum required for the Meeting.

     Your execution of the enclosed proxy will not affect your right as a stockholder to attend the Meeting and to vote in person. Any stockholder giving a proxy has a right to revoke it at any time by either (a) a later-dated proxy,
(b) a written revocation sent to and received by the Secretary of the Company prior to the Meeting, or (c) attendance at the Meeting and voting in person.


               VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

     The Company has 100,000 shares of preferred stock authorized, of which 7,202 shares were outstanding, and 100,000,000 shares of common stock authorized, of which 11,052,902 shares were outstanding, as of the close of business on November 4, 1996 (the Record Date ). Only common stockholders of record on the books of the Company at the close of business on the Record Date will be entitled to vote at the Meeting. Each share of common stock is entitled to one vote. Representation at the Meeting by the holders of a majority of the outstanding common stock of the Company, either by personal attendance or by proxy, will constitute a quorum. Preferred stock has no right to vote on any matters.

Changes in Control

     On September 14, 1995, the stockholders of the Company approved the acquisition of Spintek Gaming, Inc., a Georgia corporation, effected by an exchange of the common stock of the entities, with the acquisition deemed to be effective as of July 1, 1995. For accounting purposes, the acquisition has been treated as an acquisition of Spintek Gaming Technologies, Inc. (formerly GSA,
Inc.) by Spintek Gaming, Inc. and as such constitutes a recapitalization of Spintek Gaming, Inc. On September 26, 1995, the Company effected a reverse split on a 1 share for 2 share basis, changed the value of its common stock from no par value to $.002 par value per share, and changed its name from GSA, Inc. to Spintek Gaming Technologies, Inc. As a consequence of the above described transactions, the Company became the holding company of its wholly-owned subsidiary, Spintek Gaming, Inc.

     On October 30, 1995, the Company consummated a Rule 504 offering whereby 70,000 shares of its common stock held in treasury were sold to an accredited investor for $250,000 which netted the Company $218,500 after costs and expenses of the transaction. On November 28, 1995, the Company consummated a second Rule 504 offering whereby 75,000 shares of its common stock held in treasury were sold to a different accredited investor for $300,000 which after expenses netted the Company $262,500. On December 22, 1995, the Company sold 454,545 shares of its common stock to overseas investors pursuant to Regulation S for $1,000,000, which after costs of the offering, netted the Company approximately $820,000. Between January 12 and April 4, 1996, the Company received $1,000,000 in advances from the Malcolm C. Davenport V Family Trust and the Lanier M. Davenport, Sr. Family Trust (hereinafter referred to collectively as the "Davenport Trusts"), two separate entities and, pursuant to an agreement signed on February 16, 1996, with Board of Directors approval, this debt was converted to 454,545 shares of the Company's common stock, which bear a restricted legend, at a price of $2.20 per share. The trustees of the Malcolm C. Davenport V Family Trust are Malcolm C. Davenport V, Director of the Company and brother to Lanier
M. Davenport, former Chairman and Chief Executive Officer of the Company and a current stockholder, and Malcolm C. Davenport, Jr., a stockholder of the Company and father of Lanier M. Davenport and Malcolm C. Davenport V. The Trustee of the Lanier M. Davenport Sr. Family Trust is Malcolm C. Davenport, Jr.

     On July 16, 1996, pursuant to an understanding with the trustees of the Davenport Trusts, $440,000 of an additional $920,000 of debt to the Davenport Trusts was converted to 401,140 shares of the Company's common stock, that bear a restricted legend. The remaining $480,000, plus accrued interest of approximately $15,000, was converted to notes payable to the Davenport Trusts. Also on July 16, 1996, the Company issued a $7,143,000, 4% Convertible Debenture ("Debenture") due December 31, 1997 to RBB Bank Aktiengesellschaft ("RBB") offshore investors. The Debenture, plus any accrued interest, automatically converts into common stock of the Company on December 31, 1997 or at any time after August 30, 1996 at the option of the holder. Pursuant to the terms and conditions of the Debenture, the price at which the debt underlying the Debenture will be converted to equity ranges from a minimum of $1 to a maximum of $3 per share, subject to certain conditions. The conversion price could fall below the $1 minimum if the Company fails to become listed on the NASDAQ National Market by November 13, 1996, or, if the Company's actual profits are not at least eighty percent (80%) of the projected quarterly profits for either of the quarters ending September 30, 1996 or December 31, 1996. Should either of these events occur, the Debenture holder could conceivably convert the underlying debt to common stock of the Company at a price which could give the holder a majority of the shares outstanding in the Company.

     On August 6, 1996 the Board of Directors was granted authority by a consent of a majority of the stockholders of the Company to issue up to 100,000 shares of preferred stock, without nominal or par value per share. Pursuant to the provisions of the terms of the Debenture described above, the Board of Directors issued 7,202 shares of preferred stock to satisfy the underlying debt of said Debenture while incorporating certain rights of the Debenture holder into the preferred stock. All such preferred stock issued to the Debenture holder plus any accrued and unpaid dividends thereon will be converted to common stock of the Company on or before December 31, 1997, pursuant to the terms of the Debenture.

     Certain mandatory and optional redemption provisions apply to the preferred stock. The Company has the right to redeem some or all of the preferred stock in the event that the shareholder's optional conversion rights are exercised. The Company has the obligation to redeem the preferred stock in the event that the Company transfers substantially all of its assets or if a change in control occurs (i.e. (i) anyone other than the Company or certain affiliates owns a majority of the voting stock of the Company, (ii) the Company is involved in certain mergers or consolidations, or (iii) the persons who constituted the majority of the Board of Directors of the Company on July 10, 1996 cease to constitute a majority).

     Also, because the five day average bid price for the Company's common stock did not reach $3 per share within the ninety (90) days ended October 14, 1996, the terms of the Debenture that have been continued notwithstanding satisfaction of the indebtedness of the Debenture obligate the Company to effect a reverse stock split sufficient to raise the bid price to $3.25 per share based upon the five day average bid price. The directors intend to proceed with the reverse stock split when required by RBB.

     In addition, the Company has issued Warrants to Third World Investments, Ltd. to acquire 250,000 shares of common stock of the Company at an exercise price that ranges from $1 to $2 per share exercisable in the whole or part between October 1, 1996 and September 30, 2001.

     The effect of the preferred stock issued to satisfy the indebtedness of the Debenture and the outstanding Warrants is to create the possibility of a change in control of the majority of the common stock of the Company.

Beneficial Ownership

     The following table sets forth certain information regarding the beneficial ownership of the Company s common stock as of the Record Date as to (a) each director, (b) each executive officer identified in the Summary Compensation Table below, (c) all officers and directors of the Company as a group, and (d) each person known to the Company to beneficially own five percent or more of the outstanding shares of common stock.




                    [TABLE CONTINUED ON FOLLOWING PAGE]

                    Name and Address of           Amount and Nature   Percent of
Title of Class      Beneficial Owner(1)           of Beneficial Owner Class(2)(3)


Directors and
Executive Officers:
Common Stock        Malcolm C. Davenport V        1,104,675(4)        10.0%
Common Stock        Gary L. Coulter                 611,000(2)         5.2%
Common Stock        Michael D. Fort                 150,862            1.4%
Common Stock        Robert E. Huggins               300,000(2)         2.7%

      All directors and executive officers
      as a group (4 persons)                      2,166,537           19.6%

Five Percent (5%)
 or Greater
 Shareholders:

Common Stock        Lanier M. Davenport, Sr.      3,617,719(5)        32.7%

______________

     (1) The address of all directors and executive officers is c/o the Company, 901-B Grier Drive, Las Vegas, Nevada 89119. Mr. Lanier Davenport's address is Suit 609, Two Union Square, Chattanooga, Tennessee 37402.

     (2) Percent of class is based on the number of shares outstanding on the Record Date plus, with respect to each named person, the number of shares of common stock, if any, which the stockholder has the right to acquire within 60 days of such date. This includes options to acquire 600,000 shares with respect to Mr. Coulter and 250,000 shares with respect to Mr. Huggins.

     (3) The percentages have been computed without giving effect to certain rights to acquire stock arising out of the Company's issuance of the Debenture and Warrants in July 1996. If those rights are fully exercised, the rights holders would control a majority of the Company's common stock and there would be substantial dilution of the percentage of class held by the named shareholders. See "Changes in Control".

     (4) Includes 313,416 shares held by Mr. M. Davenport s spouse, and 477,843 shares by the Malcolm C. Davenport V Family Trust in which Mr. M. Davenport has beneficial control, though no economic interest.

     (5) Includes 626,832 shares held by Mr. L. Davenport's spouse and 470,121 shares held by Mr. L. Davenport s minor children, with respect to which Mr. Davenport disclaims any beneficial ownership.


                   NOMINATION AND ELECTION OF DIRECTORS
                      (Proposal 1 on the Proxy Card)

     The Company s directors are to be elected at each annual meeting of stockholders. At this Meeting, three directors are to be elected to serve until the next annual meeting of the stockholders and until their successors are elected and qualify. The three nominees for election as directors at this Meeting set forth in the table below are all recommended by the Board of Directors of the Company. Mr. L. Davenport, formally Chairman of the Board and Chief Executive Officer, resigned from such positions on October 18, 1996 for personal reasons. Michael D. Fort was appointed to the Board by the remaining members on October 23, 1996 to fill the unexpired portion of Mr. L. Davenport's term on the Board. Mr. M. Davenport V was elected as a director at the last Annual Meeting, and Mr. Coulter was appointed as a director by the Board of Directors on April 1, 1996 to fill a vacancy in the Board of Directors resulting from the resignation of Mr. Norman J. Hoskin.

     In the event that any of the nominees for director should become unable to serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominee(s) as may be recommended by the Company s existing Board of Directors.

     The three nominee-directors receiving the highest number of votes cast at the Meeting will be elected as the Company s directors to serve until the next annual meeting of stockholders and until their successors are elected and qualify. Subject to certain exceptions specified below, stockholders of record on the Record Date are entitled to cumulate their votes in the election of the Company s directors (i.e., they are entitled to the number of votes determined by multiplying the number of shares held by them times the number of directors to be elected) and may cast all of their votes so determined for one person, or spread their votes among two or more persons as they see fit. No stockholder shall be entitled to cumulate votes for a given candidate for director unless such candidate s name has been placed in nomination prior to the vote and the stockholder has given notice at the Meeting, prior to the voting, of the stockholder s intention to cumulate his or her votes. If any one stockholder has given such notice, all stockholders may cumulate their votes for candidates in nomination. Discretionary authority to cumulate votes is hereby solicited by the Board of Directors.

     The following table sets forth certain information concerning the nominees for election as directors (all of such nominees being continuing members of the Company s present Board of Directors):


                       Name, Position with Company,
                           Principal Occupation
                          and Other Directorships                       Age



Gary L. Coulter. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 50

     Chairman of the Board and Chief Executive Officer of the Company since October 1996; Vice Chairman and Chief Operating Officer of the Company from April 1996 until October 1996; President, Chief Operating Officer, and Director from April 1994 until March 1996 of Private Biologicals Corporation, a developer of biological products and treatments for cancer; private practice of law from August 1992 until December 1992; Chief Executive Officer and Director from December 1992 until March 1994 of Omega International, Inc., developer of natural products for the treatment of AIDS; President, Chief Operating Officer, and Director from March 1986 until August 1, 1996 of Woodruff Investment Co., a developer, manager, and financer of real estate investments; from April 1996 to present, Vice-Chairman of the Board of Directors of Tapistron International, Inc., a publicly traded company that filed for protection from creditors under Chapter 11 of the United States Bankruptcy Code in June 1996; and from January 1996 to the present he has practiced law with Malcolm C. Davenport V, a director of the Company.

Malcolm C. Davenport V . . . . . . . . . . . . . . . . . . . . . . . . . 44

     Director of the Company since September 1995 and Secretary since October 1996; Director for Spintek Gaming, Inc., a wholly-owned subsidiary of the Company, since June 1995; in addition, Mr. Davenport practiced law in Dalton, Georgia, from 1990 through November 1992 with William Ponder as Ponder and Davenport, P.C.; from January 1993 through January 1995, he practiced law in his own name in Lanett, Alabama and West Point, Georgia; from January 1996 to the present he has been engaged in the practice of law from West Point, Georgia with Gary L. Coulter, the Chairman of the Board and Chief Executive Officer of the Company; and from January 1995 to the present, he has practiced as a certified public accountant in Roanoke, Alabama, as Davenport & Sikes, Certified Public Accountants.


Michael D. Fort  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 55

     Director of Manufacturing and Development for the company since May 1995. Prior to joining the Company, Mr. Fort had been retired since 1991. Prior to his retirement he had worked for 20 years in the international business environment in various capacities. From 1967 until 1974 Mr. Fort was employed by Ingram Contractors (which was acquired by J. Ray McDermott in 1972), as a Project Manager working New Orleans, Rio and London and Brussels . Mr. Fort joined Jardine Offshore, Singapore, in 1974 staying with that company until his return to the United States in 1986. From 1986 until his retirement in 1991 Mr. Fort was involved in real estate development in Hawaii.

     There were 26 meetings of the Board of Directors of the Company during the last fiscal year of the Company. Each of the directors of the Company attended at least 75% of the meetings. The Company does not have a nominating committee of the Board of Directors. The nominees for election as directors at the Meeting were selected by the Board of Directors of the Company. The Company also does not have a compensation committee of the Board of Directors or an audit committee of the Board of Directors.

Compensation of Directors

     For service on the Board of Directors, directors who are not employees of the Company currently receive no compensation for each meeting of the Board of Directors other than reimbursement for expenses which are related to attending board meetings. Directors who are employees of the Company receive no additional compensation for serving on the Board of Directors.

Certain Transactions

     The Lanier M. Davenport, Sr. Family Trust and the Malcolm C. Davenport V Family Trust, the trustees of which are Malcolm C. Davenport V, Director of the Company and brother of Lanier M. Davenport, former Chairman and Chief Executive Officer of the Company, and Malcolm C. Davenport, Jr., a stockholder of the Company and father of Lanier M. Davenport and Malcolm C. Davenport V, have made advances in the aggregate of $1,920,000, of which $1,000,000 has been converted into shares of common stock of the Company, which bear a restricted legend, as of June 30, 1996. The remaining $920,000 is in the form of demand notes and bears interest at a rate of 10% per annum. The accrued and unpaid interest was $11,414 at June 30, 1996.

     On July 16, 1996, pursuant to an understanding with the trustees of the Davenport Trusts, $440,000 of the $920,000 of debt to the Lanier M. Davenport, Sr. Family Trust and the Malcolm C. Davenport V Family Trust was converted to 401,140 shares of the Company's common stock, which bears a restricted legend. The remaining $480,000, plus accrued interest of approximately $15,000, was converted to notes payable, with interest accruing at a rate of 10%, to the Davenport Trusts. Payments of $20,000, including interest, are to be paid on the 15th of each month until paid, and commenced August 15, 1996.

     Mr. Lanier M. Davenport, the former Chairman and Chief Executive Officer, has made loans to the Company in the aggregate amount of $330,000 at an annual interest rate of 10% in the form of demand notes, of which $119,108, plus accrued and unpaid interest of $8,843, remained outstanding as of June 30, 1996.

     Malcolm C. Davenport, Jr., stockholder of the Company and father of both Lanier M. Davenport, former Chairman and Chief Executive Officer of the Company, and Malcolm C. Davenport V, Director of the Company, has made loans in the aggregate amount of $418,500 at an annual interest rate of 10% in the form of demand notes, of which $323,000 plus accrued and unpaid interest of $29,992 remained outstanding as of September 30, 1996.

     Sarah L. Davenport, stockholder of the Company and mother of both Lanier M. Davenport, former Chairman and Chief Executive Officer of the Company, and Malcolm C. Davenport V, Director of the Company, has made loans in the aggregate amount of $20,000 at an annual interest rate of 10% in the form of demand notes, which amount plus accrued and unpaid interest of $1,842 remained outstanding as of June 30, 1996.

     Davenport Investments, Inc., a corporation controlled by Lanier M. Davenport, former Chairman and Chief Executive Officer of the Company, has made loans in the aggregate amount of $56,500 at an annual interest rate of 10% in the form of demand notes, of which $26,000 plus accrued and unpaid interest of $2,109 remained outstanding as of June 30, 1996. It is also party to an agreement with the Company pursuant to which it received lease payments in the aggregate amount of $19,346 for office space used by the Company for its corporate offices in Chattanooga, Tennessee during the period ended June 30, 1996. This agreement terminated on September 30, 1996.

     Coulter & Davenport, Attorneys-at-Law, whose partners are Gary L. Coulter, Esquire, Chairman and Chief Executive Officer of the Company, and Malcolm C. Davenport V, Esquire, Director of the Company, has billed the Company for legal fees and expenses in the aggregate amount of $162,754 of which $117,754 remained outstanding as of June 30, 1996.

     Interest expense to all related parties was $2,181, $49,403, and $51,584, for the periods March 31, 1995 (Inception) to June 30, 1995, the year ended June 30, 1996, and March 31, 1995 (Inception) to June 30, 1996, respectively.

     The Company has made loans as part of an agreement dated April 13, 1995 to Spintek International, Inc., a corporation controlled by Lanier M. Davenport, former Chairman and Chief Executive Officer of the Company, in the aggregate amount of approximately $186,000 at an annual interest rate of 10% in the form of demand notes, of which $159,910 plus accrued and unpaid interest of $17,366 remained outstanding as of June 30, 1996.


               EXECUTIVE COMPENSATION AND OTHER INFORMATION

     Information with respect to Mr. Coulter appears above under Nomination and Election of Directors . Information with respect to the other executive officers of the Company is as follows:

     Robert E. Huggins has been Chief Financial Officer for the Company since November 15, 1995. Mr. Huggins is a Certified Public Accountant. Since September 1992, he has served as a Series B director for Gold River Hotel and Casino Corporation. From February 1992 until February 1995, Mr. Huggins served as the Chief Accounting Officer and Secretary for Elsinore Corporation. Elsinore Corporation filed for protection under Chapter 11 of the United States Bankruptcy Code in August, 1995. Prior to February 1992, he served in various capacities with other gaming companies, including: Vice President, Finance and Chief Financial Officer for United Gaming, Inc., as well as President of two of its casino subsidiaries; Controller for Caesars Palace; and Controller for M&R Investments, Inc. (Dunes Hotel & Country Club). Prior to his industry experience, Mr. Huggins was a CPA with the firm of Haskins & Sells for four years.

     Jonathan P. Hoover has been Secretary and Treasurer for the Company since September 14, 1995. He has also served as Secretary and Treasurer for the Company s wholly-owned subsidiary, Spintek Gaming, Inc., since March 1995; and for Spinteknology, Inc., the wholly-owned subsidiary of Spintek Gaming, Inc., since May 1995. Pursuant to a severance agreement, dated August 24, 1996, Mr. Hoover s employment agreement terminated on September 30, 1996, and he no longer fills the aforementioned positions. Mr. Hoover has served as an independent consultant since February 1994, and Comptroller since February 1995 for Spintek International, Inc., the former parent company of Spintek Gaming, Inc. He has served since February 1994 as Executive Vice President for Davenport Investments, Inc., a Chattanooga, Tennessee-based, privately-held company engaged in management consulting. From May 1993 until January 1994, Mr. Hoover served as Technology Support Analyst for Tapistron International, Inc., a Ringold, Georgia-based, publicly-held company (reported on the NASDAQ National Market System) engaged in specialty textile machinery manufacturing.

     Lanier M. Davenport was Chairman of the Board, Chief Executive Officer, and President of the Company from September 1995 until October 18, 1996, on which date he resigned from all offices with the Company and its subsidiaries; Chairman, Chief Executive Officer, and Director of Spintek Gaming, Inc., a wholly-owned subsidiary of the Company, from March 1995 through October 18, 1996; Chairman, Chief Executive Officer, and Director of Spinteknology, Inc., a wholly-owned subsidiary of the Company, from May 1995 through October 18, 1996; Chairman, Secretary, and Treasurer for Spintek International, Inc. since July 1993; Chairman since December 1991 for Davenport Investments, Inc., a management consulting firm; and Chairman from February 1986 until July 1994 and January 1996 until August 1996 of Tapistron International, Inc., a specialty textile machinery manufacturer which filed for protection from creditors pursuant to Chapter 11 of the United States Bankruptcy Code on June 1996.

Executive Compensation

     The following table sets forth information concerning compensation of the chief executive officer and all other executive officers of the Company whose salary and bonus exceeded an annual rate of $100,000 during the fiscal year ended June 30, 1996:

                        Summary Compensation Table

                                                                           Long Term
                                                                           Compensation
                                             Annual Compensation           Awards



                                                                           Securities
Name and                                                    Other Annual   Underlying
Principal Position                      Year      Salary    Compensation   Options/SARs

Lanier M. Davenport (1) ..............   1996     $65,640   $68,483 (1)   --
Chairman of the Board, Chief
Executive Officer and President

Gary L. Coulter (2) ..................   1996     $28,615          --     --
Director and Chief Operating Officer

Jonathan P. Hoover (3) ...............   1996     $50,404   $82,950 (3)   --
Secretary and Treasurer

Robert E. Huggins (4)  ...............   1996     $72,680   $21,538 (4)   --
Chief Financial Officer

________________

     (1) Includes $50,979 of consulting for the Company s subsidiary Spintek Gaming, Inc. and the conversion of options to purchase 4,000 common shares of Spintek Gaming, Inc. into actual shares of the common stock of the Company in conjunction with the acquisition of Spintek Gaming, Inc. on September 14, 1995. Mr. Davenport resigned effective October 18, 1996.

     (2) Mr. Coulter was hired on April 1, 1996 at a base salary of $120,000. Mr. Coulter was granted options to acquire 600,000 shares of Company common stock on October 16, 1996. The Company provides a leased car and permits Mr. Coulter to use a Company apartment when he is in Las Vegas.

     (3) Includes $4,200 of consulting for the Company s subsidiary Spintek Gaming, Inc., the conversion of options to purchase 50,000 common shares of Spintek Gaming, Inc. into actual shares of the common stock of the Company in conjunction with the acquisition of Spintek Gaming, Inc. on September 14, 1995, and the issuance of common shares of the Company to extinguish an employment contract that Mr. Hoover held with Spintek Gaming, Inc. Mr. Hoover's compensation is actual for the fiscal year ended June 30, 1996. Mr. Hoover resigned effective September 30, 1996.

     (4) Mr. Huggins was hired on November 15, 1995 at a base salary of $120,000. Mr. Huggins was a consultant to the Company from October 1, 1995 until November 15, 1995 for which he received $15,300 in consulting fees. Mr. Huggins was granted an option to acquire 250,000 shares of Company common stock on October 16, 1996. The Company also provides a car allowance and pays for a portion of health insurance.

Employment Agreements

     The Company has entered into two-year employment agreements with each of Mr. L. Davenport and Mr. Hoover which became effective September 14, 1995, pursuant to which their salaries were $120,000 and $36,000 per year, respectively. Pursuant to an amendment of Mr. Hoover s employment agreement, effective January 1, 1996, Mr. Hoover s salary was increased to $72,000 per year. The Company has entered into an employment agreement extending through October 18, 1998 with Mr. Robert E. Huggins, Chief Financial Officer, pursuant to which his salary is $120,000 per year. The Company has entered into an agreement extending through October 18, 1998 with Mr. Gary L. Coulter, Chairman and Chief Executive Officer pursuant to which his salary is $120,000 per year. Each of Mr. L. Davenport, Mr. Hoover and Mr. Huggins also received an automobile allowance of $750 per month as well as reimbursement for health and disability insurance held separately from the Company. The Company pays for a leased car and apartment rental for Mr. Coulter while he is in Las Vegas. On August 24, 1996, the Company entered into a severance agreement with Mr. Hoover whereby Mr. Hoover s employment agreement terminated on September 30, 1996, and Mr. Hoover shall perform consulting services for the Company thereafter for a period of twelve (12) months for $2,000 per month. On October 18, 1996, Mr. L. Davenport resigned as a director and officer of the Company.

Change-in-Control Severance Agreements

     For the purpose of certain employment agreements of the Company, a "Change in Control" generally is deemed to occur if: (i) any one other than the Company or certain affiliated entities becomes the owner of 40% or greater of the voting securities of the Company; or (ii) the Company is involved in a merger or consolidation (with exceptions for certain events) or (iii) the persons who constituted a majority of the Board of Directors on October 18, 1996 cease to constitute the majority. As part of the employment agreements with Mr. Huggins and Mr. Coulter, in the event of a Change in Control, Mr. Huggins and Mr. Coulter shall each be considered immediately terminated and entitled to two year s salary as severance, to be paid no less than monthly over the subsequent twenty-four (24) months. No change in control has occurred under those agreements.

Option Grants in Last Fiscal Year

     On June 30, 1996, an option to purchase 150,000 shares of the common stock of the Company was issued and outstanding. Such option was issued on May 2, 1996, at a purchase price of $1.20 per share, the closing bid price of the Company s common stock on that date, and does not expire until December 31, 2001. This option was not issued pursuant to an incentive or employee stock option plan and carries piggyback registration rights.

     Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

     There were no options exercised during the last fiscal year ended June 30, 1996, and there were 150,000 unexercised options outstanding as of the end of the same period.

Compliance With Section 16 of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers and 10% or greater shareholders of the Company ( Reporting Persons ) to file with the Securities and Exchange Commission initial reports of ownership (Form 3) and reports of changes in ownership of equity securities of the Company (Form 4 and Form 5). To the Company s knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that certain reports were not required, during the fiscal year ended June 30, 1996, the Reporting Persons have complied with all applicable
Section 16(a) filing requirements, with the following noted exceptions, designating the Form with respect to which there was noncompliance:

  Name          Position                         Exceptions


Lanier M. Davenport      Chairman, CEO, President,     Form 3 filed late.
                         Director(1)                   One Form 4 transaction
                                                       filed late.

Gary L. Coulter          Vice Chairman, COO, Director  Form 3 filed late.

Malcolm C. Davenport V   Director                      Form 3 filed late.
                                                       Two Form 4 transactions
                                                       filed late.

Norman J. Hoskin         Director (September 1995 -    Company received no
                                   March 1996)(2)      copies of any
                                                       Forms 3, 4, or 5

Robert E. Huggins        Chief Financial Officer       Form 3 filed late.
                                                       One Form 4 transaction
                                                       filed late.

Jonathan P. Hoover       Secretary and Treasurer       Form 3 filed late.

_______________________

  (1)  Lanier M. Davenport resigned effective October 18, 1996.

  (2)  Norman J. Hoskin resigned effective March 7, 1996.



 RATIFICATION OF THE COMPANY S 1996 STOCK OPTION PLAN AND GRANT OF OPTIONS
                    (Proposal 2 on the Proxy Card)

     Subject to the approval of the shareholders, on October 16, 1996, the Board of Directors approved the Spintek Gaming Technologies, Inc. 1996 Stock Option Plan (the Plan ) and the granted options pursuant to the Plan to Gary L. Coulter and Robert E. Huggins (the "Option Grants"). The brief summary of the Plan which follows is qualified in its entirety by reference to the complete text, a copy of which is attached to this Proxy Statement as Exhibit A.

     The Company has established a stock option plan to enable executive officers, other key employees, Independent Directors and consultants of the Company to participate in the ownership of the Company. The 1996 Stock Option Plan is designed to attract and retain executive officers, other key employees, Independent Directors and consultants and to provide incentives to such persons to maximize performance. The 1996 Stock Option Plan provides for the award to executive officers, other key employees, Independent Directors and consultants of the Company of nonqualified stock options and incentive stock options and provides for the grant to executive officers, other key employees, Independent Directors and consultants of nonqualified stock options.

     The 1996 Stock Option Plan is administered by the Board of Directors, or a Committee established by the Board, which is authorized to select from among the eligible participants the individuals to whom options are to be granted and to determine the number of shares to be subject thereto and the terms and conditions thereof. The members of the Board who are not affiliated with the Company will select from among the eligible participants the individuals to whom stock options are to be granted, except as set forth below, and will determine the number of shares to be subject thereto and the terms and conditions thereof. The Board is also authorized to adopt, amend and rescind rules relating to the administration of the 1996 Stock Option Plan.

     Nonqualified stock options will provide for the right to purchase stock at a specified price which may be less than fair market value on the date of grant (but not less than par value), and usually will become exercisable in installments after the grant date. Nonqualified stock options may be granted for any reasonable term. Upon exercise, the recipient will have taxable income in an amount equal to the fair market value of the stock received over the amount paid, while the Company will receive a deduction for compensation paid in a like amount.

     Incentive stock options will be designed to comply with the provisions of the Internal Revenue Code of 1986, as amended (the "Code") and will be subject to restrictions contained in the Code, including exercise prices equal to at least 100% of fair market value of Company stock on the grant date and a ten year restriction on their term, but may be subsequently modified to disqualify them from treatment as an incentive stock option. The recipient will defer any tax consequences until a disposition of the stock received upon exercise, at which time all gain will be capital in nature, while the grant and exercise has no tax effect in the Company.

     The Company estimates that in the fiscal year ending June 30, 1997, it will issue to executive officers, other key employees, Independent Directors and consultants of the Company options to purchase at least 1,200,000 shares of common stock pursuant to the Plan. As of October 16, 1996, approximately 15 persons were eligible to participate in the Plan, of which approximately four were officers, directors or consultants to the Company.

     Shareholders are also being asked to ratify the grant of certain nonqualified stock options to Gary L. Coulter, currently Chairman of the Board and President of the Company, and Robert E. Huggins, the Chief Financial Officer of the Company. Subject to shareholder ratification and approval, the Board of Directors granted to Messrs. Coulter and Huggins, on October 16, 1996, certain nonqualifed options to acquire shares of common stock of the Company pursuant to the 1996 Stock Option Plan. The options granted by the Board of Directors were granted at the fair market value of the stock as of the date of grant. The following table summarizes the Option Grants:

     Name          Number of Shares    Exercise Price  Expiration Date

     Gary L. Coulter     600,000        $0.75          October 2001
     Robert E. Huggins   250,000        $0.75          October 2001

     The foregoing table sets forth all options which have been granted as of the Record Date, and also constitutes all options which have been granted to officers and directors as a group.

     The affirmative vote of the holders of the greater of a majority of the outstanding shares of common stock of the Company present and entitled to vote on the proposed Plan is required to ratify the Plan and the Option Grants. A shareholder who abstains with respect to the proposed Plan and the Option Grants is considered to be present and entitled to vote at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote on the proposed Plan and Option Grants shall not be considered present and entitled to vote on the proposed Plan and Option Grants. All shares represented by proxies will be voted FOR approval of the proposed Plan and Option Grants unless a contrary choice is specified.



           RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                    (Proposal 3 on the Proxy Card)

     The Board of Directors has selected Joseph Decosimo and Company as the Company s independent auditors for the current fiscal year. Although not required by law or otherwise, the selection is being submitted to the stockholders of the Company as a matter of corporate policy for their approval. Joseph Decosimo and Company, an international firm of certified public accountants, has audited the financial statements of the Company since 1995.

     It is anticipated that a representative of Joseph Decosimo and Company will be present at the meeting and, if present, such representative will be given the opportunity to make a statement if he desires to do so. It is also anticipated that such representative will be available to respond to appropriate questions from stockholders.

                             MISCELLANEOUS

     The Company will pay the cost of soliciting proxies in connection with the 1996 annual meeting. In addition to solicitation by use of the mails, certain directors, officers and regular employees of the Company may solicit the return of proxies by telephone, facsimile or other means, or personal interview, and may request brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to their principals and will agree to reimburse them for their reasonable out-of-pocket expenses.

                         REPORT ON FORM 10-KSB

     A copy of the Company s Report on Form 10-KSB for the period ended June 30, 1996, filed with the Securities and Exchange Commission (including related financial statements and schedules) is included with this Proxy Statement, in lieu of an Annual Report to Shareholders. If a shareholder does not receive a copy with this Proxy Statement, a copy will be available to the shareholder without charge, upon written request to Robert E. Huggins, Chief Financial Officer, Spintek Gaming Technologies, Inc., 901-B Grier Drive, Las Vegas, Nevada 89119. Exhibits referenced in the Form 10-KSB that are not included with the Form 10-KSB will also be available to the shareholder without charge upon written request to Mr. Huggins for the same.

                   FUTURE PROPOSALS OF STOCKHOLDERS

     All proposals of stockholders intended to be presented at the 1997 annual meeting of stockholders must be received by the Company not later than July 31, 1997, for inclusion in the Company s 1997 proxy statement and form of proxy relating to the 1997 annual meeting. Upon timely receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations and provisions governing the solicitation of proxies.

     Under the Bylaws of the Company, stockholders entitled to vote in the election of directors may nominate one or more persons for election as directors only if written notice of such shareholder s intent to make such nomination or nominations has been given either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not later than 90 days prior to the anniversary date of the immediately preceding annual meeting. Such notice must set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the Company; (c) description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (e) the consent of each nominee to serve as a director of the Company if so elected.

                             OTHER MATTERS

     The Management of the Company does not know of any other matters which are to be presented for action at the Meeting. Should any other matters come before the Meeting or any adjournment thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their collective judgment.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Gary L. Coulter

                              Gary L. Coulter
                              Chairman of the Board


     STOCKHOLDERS ARE URGED TO SPECIFY THEIR CHOICES AND TO DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

                                                                       EXHIBIT A

                           THE 1996 STOCK OPTION PLAN
                                       OF
                        SPINTEK GAMING TECHNOLOGIES, INC.

     Spintek Gaming Technologies, Inc., a California corporation, has adopted The 1996 Stock Option Plan of Spintek Gaming Technologies, Inc. (the "Plan"), effective October 16, 1996, for the benefit of its eligible employees, consultants and directors. The Plan consists of two plans, one for the benefit of key Employees (as such term is defined below), Independent Directors (as such term is defined below) and consultants and a second solely for the benefit of Independent Directors.

     The purposes of this Plan are as follows:

     (1) To provide an additional incentive for directors, key Employees and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

     (2) To enable the Company to obtain and retain the services of directors, key Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

     ARTICLE I

     DEFINITIONS

     1.1 General.  Wherever the following terms are used in this Plan they shall
have  the  meaning  specified  below,   unless  the  context  clearly  indicates
otherwise.

     1.2 Board. "Board" shall mean the Board of Directors of the Company.

     1.3 Change in Control. "Change in Control" shall mean a change in ownership or control of the Company effected through either of the following transactions:

     (a) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; or

     (b) there is a change in the composition of the Board over a period of twenty-four (24) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

     1.4 Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.5 Committee. "Committee" shall mean the Board or any Compensation Committee of the Board, or another committee, or a subcommittee of the Board, appointed as provided in Section6.1.

     1.6 Common Stock. "Common Stock" shall mean the common stock of the Company.

     1.7 Company. "Company" shall mean Spintek Gaming Technologies, Inc., a California corporation.

     1.8 Corporate Transaction. "Corporate Transaction" shall mean any of the following stockholder-approved transactions to which the Company is a party:

     (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon this Plan and all Options are assumed by the successor entity;

     (b)  the  sale,   transfer,   exchange  or  other  disposition  of  all  or
substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or

     (c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

     1.9 Director. "Director" shall mean a member of the Board.

     1.10 Employee. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

     1.11 Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     1.12 Fair Market Value. "Fair Market Value" of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee (or the Board, in the case of grants to Independent Directors) acting in good faith.

     1.13 Incentive Stock Option. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

     1.14 Independent Director. "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

     1.15 Non-Qualified Stock Option. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

     1.16 Option. "Option" shall mean a stock option granted under Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non- Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and consultants shall be Non-Qualified Stock Options.

     1.17 Optionee. "Optionee" shall mean an Employee, consultant or Independent Director granted an Option under this Plan.

     1.18 Plan. "Plan" shall mean The 1996 Stock Option Plan of Spintek Gaming Technologies, Inc.

     1.19 QDRO. "QDRO" shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

     1.20 Rule 16b-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

     1.21 Subsidiary. "Subsidiary" shall mean (i) any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain and (ii) any partnership or limited liability company in which the Company (A) directly or indirectly holds a managing partner or managing member interest or (B) is entitled to 50 percent or more of the profits or assets upon dissolution.

     1.22 Termination of Consultancy. "Termination of Consultancy" shall mean the time when the engagement of an Optionee as a consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Consultancy. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

     1.23 Termination of Directorship. "Termination of Directorship" shall mean the time when an Optionee who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

     1.24 Termination of Employment. "Termination of Employment" shall mean the time when the employee-employer relationship between an Optionee and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i)terminations where there is a simultaneous reemployment or continuing employment of an Optionee by the Company or any Subsidiary, (ii)at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

     ARTICLE II

     SHARES SUBJECT TO PLAN

     2.1 Shares Subject to Plan. The shares of stock subject to Options shall be Common Stock, initially shares of the Company's Common Stock. The aggregate number of such shares which may be issued upon exercise of such options under the Plan shall not exceed One Million Five Hundred Thousand (1,500,000) shares of Common Stock. The shares of Common Stock issuable upon exercise of such options may be either previously authorized but unissued shares or treasury shares.

     2.2 Add-back of Options and Other Rights. If any Option, or other right to acquire shares of Common Stock under any other award under this Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by this Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Furthermore, any shares subject to Options or other awards which are adjusted pursuant to Section 10.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Shares of Common Stock which are delivered by the Optionee or withheld by the Company upon the exercise of any Option under this Plan, in payment of the exercise price thereof, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

     ARTICLE III

     GRANTING OF OPTIONS

     3.1 Eligibility. Any Employee, Independent Director or consultant selected by the Committee pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option.

     3.2 Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

     3.3 Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code. No Incentive Stock Option shall be granted to any person who is not an Employee.

     3.4 Granting of Options

     (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:

     (i) Determine which Employees are key Employees and select from among the key Employees, Independent Directors or consultants (including Employees, Independent Directors or consultants who have previously received Options or other awards under this Plan) such of them as in its opinion should be granted Options;

     (ii) Determine the number of shares to be subject to such Options granted to the selected key Employees, Independent Directors or consultants;

     (iii) Determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

     (iv) Determine the terms and conditions of such Options, consistent with this Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

     (b) Upon the selection of a key Employee, Independent Director or consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee, Independent Director or consultant that the Employee, Independent Director or consultant surrender for cancellation some or all of the unexercised Options, or other rights which have been previously granted to him under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

     (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.

     ARTICLE IV

     TERMS OF OPTIONS

     4.1 Option Agreement. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of grants to Independent Directors) shall determine, consistent with this Plan. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

     4.2 Option Price. The price per share of the shares subject to each Option shall be set by the Committee; provided, however, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and (i) in the case of Incentive Stock Options and Options intended to qualify as performance-based compensation as described in
Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted;
(ii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code) such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted; and (iii) in the case of grants to Independent Directors, such price shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; provided, however, that the price of each share subject to each Option granted to Independent Directors on the date of the initial public offering of Common Stock shall equal the initial public offering price per share of Common Stock.

     4.3 Option Term. The term of an Option shall be set by the Committee in its discretion; provided, however, that, (i) in the case of grants to Independent Directors, the term shall be ten (10) years from the date the Option is granted, and (ii) in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination.

     4.4 Option Vesting

     (a) The period  during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. At any time after grant of an

     Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option.

     (b) No portion of an Option which is unexercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee in the case of Options granted to Employees, Independent Directors or consultants either in the Stock Option Agreement or by action of the Committee following the grant of the Option.

     (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

     4.5 Consideration. In consideration of the granting of an Option, the Committee may require the Optionee to agree, in the written Stock Option Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year after the Option is granted or, in the case of an Independent Director, to the end of such Independent Director's current Board term (or such shorter period as may be fixed in the Stock Option Agreement or by action of the Committee or the Board following grant of the Option). Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.

     4.6 Other Terms. The Stock Option Agreement may contain such other terms and conditions as the Committee may deem appropriate, including, but not limited to, the granting of rights to require the Company to register the securities received upon exercise; provided, however, that no term may be included which would violate the terms of this Plan or any applicable law.

     ARTICLE V

     EXERCISE OF OPTIONS

     5.1 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee (or the Board, in the case of Options granted to Independent Directors) may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

     5.2 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

     (a) A written notice complying with the applicable rules established by the Committee (or the Board, in the case of Options granted to Independent Directors pursuant to Section 3.4(d)) stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

     (b) Such representations and documents as the Committee (or the Board, in the case of Options granted to Independent Directors, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

     (c) In the event that the Option  shall be  exercised  pursuant  to Section
7.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

     (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee (or the Board, in the case of Options granted to Independent Directors) may in its discretion (i)allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; or (ii)allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof.

     5.3 Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

     (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

     (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or Board shall, in its absolute discretion, deem necessary or advisable;

     (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee (or Board, in the case of Options granted to Independent Directors shall, in its absolute discretion, determine to be necessary or advisable;

     (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee (or Board, in the case of Options granted to
Independent Directors may establish from time to time for reasons of administrative convenience; and

     (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

     5.4 Rights as Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

     5.5 Ownership and Transfer Restrictions. The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock

     Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of granting such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.


     ARTICLE VI

     ADMINISTRATION

     6.1 Compensation Committee. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under this Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is
(i) a "non-employee director" (as defined by Rule 16b-3), (ii) to the extent required by the applicable provisions of Rule 16b-3, a "disinterested person" (as defined by Rule 16b-3) and (iii) an "outside director" for purposes of Section162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

     6.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules.
Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to grants to Independent Directors. Any such grant or award under this Plan need not be the same with respect to each Optionee. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

     6.3 Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

     6.4 Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determi nations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, Grantees, Restricted Stockholders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or Options, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

     ARTICLE VII

     MISCELLANEOUS PROVISIONS

     7.1 Not Transferable. Options under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. No Option or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

     During the lifetime of the Optionee, only he may exercise an Option or other right or award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a QDRO. After the death of the Optionee, any exercisable portion of an Option or other right or award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

     7.2 Amendment, Suspension or Termination of this Plan. Except as otherwise provided in this Section 7.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 7.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan, and no action of the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, alter or impair any rights or obligations under any Options theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Options may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

     (a) The expiration of ten years from the date the Plan is adopted by the Board; or

     (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section7.4.

     7.3 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

     (a) Subject to Section 7.3(d), in the event that the Committee (or the Board, in the case of grants to Independent Directors) determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to a Corporate Transaction), or exchange of

     Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion (or in the case of grants to Independent Directors, the Board's sole discretion), affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Committee (or the Board, in the case of grants to Independent Directors) shall, in such manner as it may deem equitable, adjust any or all of

     (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options may be granted under the Plan (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued),

     (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, and

     (iii) the grant or exercise price with respect to any Option.

     (b) Subject to Sections 7.3(b)(vii) and 7.3(d), in the event of any Corporate Transaction or other transaction or event described in Section 7.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee (or the Board, in the case of grants to Independent Directors) in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee (or the Board, in the case of grants to Independent Directors) determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any option, right or other award under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

     (i) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of grants to Independent Directors) may provide, either by the terms of the agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the optionee's request, for either the purchase of any such Option for an amount of cash equal to the amount that could have been attained upon the exercise of such option, right or award or realization of the optionee's rights had such option, right or award been currently exercisable or payable or fully vested or the replacement of such option, right or award with other rights or property selected by the Committee (or the Board, in the case of grants to Independent Directors) in its sole discretion;

     (ii) In its sole and absolute discretion, the Committee (or the Board, in the case of grants to Independent Directors) may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event that it cannot be exercised after such event;

     (iii) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of grants to Independent Directors) may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such option, right or award shall be exercisable as to all shares covered thereby,  notwithstanding  anything  to the  contrary in (i) Section 4.4 or
(ii) the provisions of such Option;

     (iv) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of grant to Independent Directors) may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that upon such event, such option, right or award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

     (v) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of grants to Independent Directors) may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options which may be granted in the future.

     (vi) None of the foregoing discretionary terms of this Section 7.3(b) shall be permitted with respect to Options granted toIndependent Directors to the extent that such discretion would be inconsistent with the applicable exemptive conditions of Rule 16b-3. In the event of a Change in Control or a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in
Section 7.3(b)(iii) above, each Option granted to an Independent Director shall be exercisable as to all shares covered thereby upon such Change in Control or during the five days immediately preceding the consummation of such Corporate Transaction and subject to such consummation, notwithstanding anything to the contrary in Section 4.4 or the vesting schedule of such Options. In the event of a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in Section 7.3(b)(ii) above, no Option granted to an Independent Director may be exercised following such Corporate Transaction unless such Option is, in connection with such Corporate Transaction, either assumed by the successor or survivor corporation (or parent or subsidiary thereof) or replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation (or parent or subsidiary thereof).

     (c) Subject to Section 7.3(d) and 7.8, the Committee (or the Board, in the case of grants to Independent Directors) may, in its discretion, include such further provisions and limitations in any Option as it may deem equitable and in the best interests of the Company.

     (d) With respect to Incentive Stock Options and Options intended to qualify as performance-based compensation under Section162(m), no adjustment or action described in this Section7.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section422(b)(1) of the Code or would cause such option or stock appreciation right to fail to so qualify under Section 162(m), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee (or the Board, in the case of grants to Independent Directors) determines that the option or other award is not to comply with such exemptive conditions.

     The number of shares of Common Stock subject to any option, right or award shall always be rounded to the next whole number.

     (e) In the event of any Corporate Transaction, each outstanding Option shall, immediately prior to the effective date of the Corporate Transaction, automatically become fully exercisable for all of the shares of Common Stock at the time subject to such rights or fully vested, applicable, and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding right shall not so accelerate if and to the extent: (i) such right is, in connection with the Corporate Transaction, either to be assumed by the successor or survivor corporation (or parent thereof) or to be replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation (or parent thereof) or (ii) the acceleration of exercisability of such right is subject to other limitations imposed by the Plan Administrator at the time of grant. The determination of comparability of rights under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

     7.4 Approval of Plan by Stockholders. This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Plan. Options may be granted prior to such stockholder approval, provided that such Options shall not be exercisable prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options previously granted under this Plan shall thereupon be canceled and become null and void.

     7.5 Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option. The Committee (or the Board, in the case of grants to Independent Directors) may in its discretion and in satisfaction of the foregoing requirement allow such Optionee to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option or other award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

     7.6 Loans. The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of an Option granted under this Plan. The terms and conditions of any such loan shall be set by the Committee.

     7.7 Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to awards under the Plan, the Committee (or the Board, in the case of grants to Independent Directors) shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3) to provide, in the terms of Options or other awards made under the Plan, or to require the recipient to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or exercise of the award, or upon the receipt or resale of any Common Stock underlying such award, must be paid to the Company, and (ii) the award shall terminate and any unexercised portion of such award (whether or not vested) shall be forfeited, if (a) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the award, or (b) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board, as applicable).

     7.8 Limitations Applicable to Section 16 Persons and Performance-Based Compensation. Notwithstanding any other provision of this Plan, this Plan, and any Option granted to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan or any Option intended to qualify as performance-based compensation as described in
Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in
Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

     7.9 Effect of Plan Upon Options and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i)to establish any other forms of incentives or compensation for Employees, Independent Directors or consultants of the Company or any Subsidiary or (ii)to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association.

     7.10 Compliance with Laws. This Plan, the granting and vesting of Options under this Plan and the issuance and delivery of shares of Common Stock under this Plan or under Options hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan or Option granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     7.11 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

     7.12 Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Nevada without regard to conflicts of laws thereof.

                                                      *  *  *

     PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 10, 1996
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                        SPINTEK GAMING TECHNOLOGIES, INC.
                                901-B Grier Drive
                             Las Vegas, Nevada 89119

     The undersigned shareholder hereby appoints Malcolm C. Davenport V and Gary
L. Coulter, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Spintek Gaming Technologies, Inc., held of record by the undersigned on November 4, 1996, at the Annual Meeting of Shareholders to be held on December 10, 1996, or any adjournment thereof.

     The Board of Directors recommends a vote FOR (1), (2) and (3).

1.   ELECTION OF DIRECTORS.

Nominees to serve a one-year term expiring in 1997:
     Malcolm C. Davenport V
     Gary L. Coulter
     Michale D. Fort

  ___FOR all nominees (except names           ___ WITHHOLD AUTHORITY to vote
     marked to the contrary above).               for all nominees listed above.

     (INSTRUCTION: To withhold authority to vote for any individual nominee strike nominee's name in the list above).


2. RATIFY THE SPINTEK GAMING TECHNOLOGIES, INC. 1996 STOCK OPTION PLAN AND THE GRANT OF OPTIONS TO GARY L. COULTER AND ROBERT E. HUGGINS.

         ___ FOR             ___ AGAINST             ___ ABSTAIN



3. RATIFY THE SELECTION OF JOSEPH DECOSIMO & COMPANY AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 1997.

         ___ FOR             ___ AGAINST             ___ ABSTAIN



4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 3.

     Please sign exactly as name appears on your certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                            DATED: _______________________, 1996


                                          ______________________________________
                                                                       Signature

                                          ______________________________________
                                                       Signature if held jointly

                               ANNUAL REPORT

                     SPINTEK GAMING TECHNOLOGIES, INC.
                901-B Grier Drive, Las Vegas, Nevada  89119
                    (702) 263-3660  Fax (702) 263-3680

     The annual report of the Company to the Securities and Exchange Commission on Form 10-KSB is being distributed to the shareholders as the annual report of the Company to accompany the Company's proxy statement for the annual shareholders meeting.

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 10-KSB
(Mark One)
 X Annual Report Pursuant To Section 13 Or 15(d) Of The Securities Exchange Act Of 1934
                 For the Fiscal Year Ended June 30, 1996


    Transition Report Pursuant To Section 13 Or 15(d) Of The Exchange Act

                              Commission file number           0-27226


                     SPINTEK GAMING TECHNOLOGIES, INC.
    (Exact name of small business issuer as specified in its charter)


      California                                     33-0134823
(State or other jurisdiction of           (IRS Employer Identification No.)
 incorportion or organization)

 901-B Grier Drive, Las Vegas, Nevada 89119            (702) 263-3660
  (Address of principal executive offices)       (Issuer's telephone number)


Securities registered under Section 12(b) of the Exchange Act:
        Title of class           Name of exchange on which registered
            None                                None


Securities registered under Section 12(g) of the Exchange Act:
                     Common Stock, $0.002 par value
                            (Title of Class)

     Indicate  by mark  whether  the issuer (1) filed all reports to be filed by
Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes X No


     Indicate by mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB.


The issuer's revenues for the fiscal year ended June 30, 1996 were:  $0.


     There were 10,651,762 outstanding shares of common stock, par value $0.002 per share, on August 2, 1996. The aggregate market value of the voting stock of the Registrant held by non-affiliates of the Registrant, as of August 2, 1996, was $9,013,454, based on the last sales price on such date.


     DOCUMENTS INCORPORATED BY REFERENCE: The information required by Part III of Form 10-KSB is incorporated herein by reference to the registrant's definitive Proxy Statement relating to its 1996 Annual Meeting of Stockholders which will be filed with the Commission within 120 days after the end of the registrant's fiscal year.


Transitional Small Business Disclosure Format:  Yes            No     X

                                       PART I

ITEM 1.  DESCRIPTION OF BUSINESS


     Spintek Gaming Technologies, Inc. ("The Company" or "Spintek") is a Las Vegas, Nevada based company whose common stock trades on the OTC Bulletin Board, under the symbol "SPTK". The Company was organized as GSA, Inc., and incorporated in the State of California on September 11, 1984. Until the completion of the fiscal year ended June 30, 1995, the Company conducted its business under the trade name "TAGG Industries" and distributed products in the medical first aid and personal safety field from its corporate offices in Laguna Hills, California.


     On September 14, 1995, the stockholders of the Company approved the acquisition of Spintek Gaming, Inc. ("Gaming"), a Georgia corporation that was incorporated in December, 1993. Such acquisition, effected by an exchange of the common stock of the entities, was deemed to be effective as of July 1, 1995. As part of the transaction whereby the Company acquired Gaming, the medical, first aid and related safety product distribution business of the Company, as well as substantially all of its assets, together with its liabilities, were sold to and assumed by a Limited Liability Company, owned by its former president and former controlling shareholder for $150,000. This transaction was also approved by the stockholders of the Company on September 14, 1995. On September 26, 1995, the Company filed an amendment to its articles of incorporation pursuant to which it effected a reverse split on a 1 share for 2 share basis, changed the value of its common stock from no par value to $.002 par value per share and changed its name from GSA, Inc. to Spintek Gaming Technologies, Inc. As a consequence of the above described transactions, the Company became the holding company of its wholly-owned subsidiary Gaming as well as Gaming's wholly-owned subsidiary, Spinteknology, Inc. ("Spinteknology").


Equipment and Technology


     The Company's corporate mission calls for it to identify, refine and then market and license proprietary gaming technology on a worldwide basis. Since March 31, 1995, the Company, through its subsidiaries, has devoted its efforts to the development of a slot machine, slot machine coin hopper, a device that measures the contents of a coin hopper, and an off-line data collection and accounting system for slot machines. Management of the Company believes that competition from other manufacturers of slot machines and coin hoppers for slot machines, as well as the cost to bring these products to market, dictates that the Company discontinue its development of these products and focus on its coin hopper measurement device, which it believes to be unique to the gaming industry.


     Slot Machines. Gaming currently has a license to utilize certain patented slot machine technology under a licensing agreement dated April 6, 1995, with Spintek International, Inc. ("International"), a company which is neither a parent nor a subsidiary of the Company, but is controlled by the Company's current Chairman and Chief Executive Officer. The licensing agreement requires Gaming to pay International a minimum annual royalty of $100,000 beginning April 6, 1996. The Company currently has 47 completed slot and video gaming machines, some of which incorporates a proprietary external data collection system to collect machine operational data. To date the Company has yet to consummate any sales for this product and as a result, Management has discontinued its efforts on this product line and is currently pursuing selling and/or licensing its rights for the patented slot machine technology.

Coin Hopper. Spinteknology has allowed to lapse a license to manufacture a coin hopper for use in slot and video gaming machines. This hopper was designed to incorporate the Company's coin hopper measurement device and is called ACCUHOPPER. Despite trials of the ACCUHOPPER at two locations, no sales have been consummated. Feedback from these trials indicated that while there was a keen interest in the hopper measurement device, there was a reluctance to change to an unproven hopper. As a result, Management determined that it would be in the best interest of the Company to discontinue the development of its hopper and instead pursue a method to retrofit hoppers currently in use in the industry with its measurement device, known as the M.A.N.A.G.E.R.S. system. Spinteknology has been successful in its retrofit efforts, and anticipates that it will now be able to retrofit virtually every type hopper manufactured.


     Hopper Measurement Device. On March 19, 1996, Spinteknology acquired the rights to its coin hopper measurement device which is known as the M.A.N.A.G.E.R.S. system (Mass and Numeric Gauging Electronic Recording System) for which United States and Worldwide patents have been applied. The M.A.N.A.G.E.R.S. system incorporates a weight measurement device and certain custom electronics by which the number of coins in the hopper of a slot or video gaming machine is determined by weighing the hopper at predetermined intervals in addition to each time coins in the hopper can be accessed by employees. The M.A.N.A.G.E.R.S. system can either connect into a casino's on-line accounting system, or transmit its data to Spinteknology's "off-line" data collection system, known as ACCUDATA.


     Off-line Data Collection / Accounting System. Spinteknology's off-line data collection / accounting system is known as ACCUDATA. Management developed ACCUDATA to meet the need for an off-line system to record the data transmitted from the M.A.N.A.G.E.R.S. system for those potential customers who do not have an on-line data collection and accounting system. When the M.A.N.A.G.E.R.S. system is used in conjunction with ACCUDATA, the entire system is known as the ACCUSYSTEM. This system is ideally suited for slot route operators who, because of the relatively few machines at each location, are hard pressed to justify the cost of an on-line system. The ACCUSYSTEM allows authorized personnel to touch a data collection pen to an external machine port to collect the information from the M.A.N.A.G.E.R.S. system as well as all of the pertinent meter readings from the slot or video gaming device and therefor provide essentially the same information as an on-line system. The information collected on the data pen is then downloaded to a computer to generate the various accounting and auditing reports for analysis. As of August 31, 1996, the ACCUSYSTEM had been installed on a test basis at three locations for three separate route operators in Las Vegas, Nevada. While Management feels the tests are providing the necessary information to the route operators, there can be no assurances that any of the tests will ultimately result in sales of the ACCUSYSTEM.

Marketing


     Management intends to market its products in one of two ways: direct sales to casinos and route operators, or licensing arrangements with manufacturers of coin hoppers.


     Direct Sales. Management of the Company intends to make direct contact to strategic targets in the gaming industry to offer its products for sale in the form of retrofit kits which can either be installed on hoppers by the Company for a fee, or the Company will train the purchaser's technicians to perform the procedure. Hoppers retrofitted with the M.A.N.A.G.E.R.S. system can either be installed by the Company, or once again the Company will train the purchaser's technicians on installation procedures. The same technique will be applied to sales of ACCUDATA and the ACCUSYSTEM.


     License Agreements. As of June 30, 1996 the Company had two licensing agreements in place. One was with IGT and the other was with SUZO International, (N.L.) B.V. Each of the agreements require a fee to be paid to the Company for each of the M.A.N.A.G.E.R.S. systems used by these entities on their hoppers.


Risk Factors


     Limited Operating History and Results; New Business. Although founded in September 1994, the Company as it exists today began operations on March 31, 1995. The Company's operations are subject to all the risks inherent in the establishment of a new business enterprise and the marketing of a new product. The Company is still considered to be a development stage company and has a limited operating history. Since March 31, 1995, its inception, the Company has experienced a net loss of approximately $4,938,000, including approximately $1,491,000 that has been expended for research and development for its various products. There can be no assurances as to when the Company will be profitable, if at all.


          Unproven Methods of Operation: Lack of Management Experience. The success of the Company is dependent on, among other things, the Company's ability to sell or license a sufficient number of its M.A.N.A.G.E.R.S. systems, ACCUDATA systems, or ACCUSYSTEMS to support its operations. However, given the start-up nature of its operations, the lack of experience and expertise of its management in this field, and other risk factors discussed herein, there can be no assurance that the Company will be able to operate at a profitable level. Management of the Company has no marketing experience in this industry and, as a result, there can be no assurance that the Company will be able to formulate a successful marketing strategy or that there will be significant demand for its products. There can be no assurance that the Company's officers will be able to operate or manage the Company's business successfully or that the Company will be able to achieve profitable operations.

          Need for Financing. The Company had a negative working capital position of approximately $2,617,000 as of June 30, 1996, and to date, absent revenue from operations, has funded itself primarily through equity and debt transactions. On October 30, 1995, the Company consummated a Rule 504 offering whereby 70,000 shares of its common stock held in treasury were sold to an accredited investor for $250,000 which netted the Company $218,500 after costs and expenses of the transaction. On November 28, 1995, the Company consummated a second Rule 504 offering whereby 75,000 shares of its common stock held in treasury were sold to a different accredited investor for $300,000 which after expenses netted the Company $262,500. On December 22, 1995, the Company sold 454,545 shares of its common stock to overseas investors pursuant to Regulation S for $1,000,000, which after costs of the offering, netted the Company $820,000. Between January 12 and April 4, 1996, the Company received $1,000,000 in advances from the Malcolm
     C. Davenport V Family Trust and the Lanier M. Davenport, Sr. Family Trust (hereinafter referred to collectively as the "Davenport Trusts"), two separate entities and, pursuant to an agreement signed on February 16, 1996, with Board of Directors approval, this debt was converted to 454,545 shares of the Company's common stock, which bear a restricted legend, at a price of $2.20 per share. The trustees of the Malcolm C. Davenport V Family Trust are Malcolm C. Davenport V, Director of the Company and brother to Lanier M. Davenport, Chairman and Chief Executive Officer of the Company, and Malcolm C. Davenport, Jr., a stockholder of the Company and father of Lanier M. Davenport and Malcolm C. Davenport V. The trustee of the Lanier
     M. Davenport, Sr. Family Trust is Malcolm C. Davenport, Jr. In addition, these same sources had loaned an additional $920,000 to the Company as of June 30, 1996.


               Financing transactions subsequent to June 30, 1996. On July 16, 1996, pursuant to an understanding with the trustees of the Davenport Trusts, $440,000 of the above mentioned $920,000 of debt to the Davenport Trusts will be converted to 401,140 shares of the Company's common stock, that will bear a restricted legend. The remaining $480,000, plus accrued and unpaid interest of approximately $15,000, was converted to notes payable to the Davenport Trusts. Payments of $20,000 including interest are to be paid on the 15th of each month commencing August 15, 1996 until paid. Also on July 16, 1996 the Company issued a $7,143,000, 4% Convertible Debenture ("Debenture") due December 31, 1997. The Debenture was issued to offshore investors pursuant to Regulation S promulgated under the Act at a discount of 30%. The Debenture netted the Company $4,400,000 after discount and costs associated with the offering. The Debenture, plus any accrued interest, automatically converts into common stock of the Company on December 31, 1997 or, at any time after August 30, 1996 at the option of the holder.


               Although the Company expects that its cash and funds anticipated to be generated from sales will be sufficient to fund operations, there can be no assurance that a sufficient level of sales will be attained, or that unbudgeted costs will not be incurred (see Patents below). Future events, including the problems, delays, expenses and difficulties frequently encountered by development stage companies, as well as changes in economic, regulatory or competitive conditions, may lead to cost increases that could make its current cash holdings and funds anticipated to be generated from operations insufficient to meet cash requirements for the next twelve months or beyond. If any additional financing is required, there can be no assurances that the Company will be able to obtain such additional financing on terms acceptable to the Company and at times required by the Company, if at all.

               Potential Reverse Stock Split. Pursuant to the terms and conditions of the Company's July 16, 1996 Debenture, the Company must attain a five day average bid price of $3 for the Company's common stock by October 14, 1996. In the event the five day average does not reach $3 per share, the Company may be required to effect a reverse stock split sufficient to raise the bid price to $3.25 per share based upon a five day average bid price. (The closing bid price for the common stock of the Company on September 13, 1996 was $1.125.)


               Dilution; Possible Change of Control. Pursuant to the terms and conditions of the Company's July 16, 1996 Debenture, the price at which the debt underlying the Debenture will be converted to equity ranges from a minimum of $1 to a maximum of $3 per share, subject to certain conditions. The conversion price could fall below the $1 minimum if the Company fails to become listed on the NASDAQ National Market by November 13, 1996; or, if the Company's actual profits are not at least eighty percent (80%) of the projected quarterly profits for either of the quarters ending September 30, 1996 or December 31, 1996. Should either of these events occur, the Debenture holder could conceivably convert the underlying debt to common stock of the Company at a price which could give the holder a majority of the shares outstanding in the Company.


               Lack Of Patent Protection. Although the Company currently has patent applications for its M.A.N.A.G.E.R.S. system pending with the United States Patent Office, there can be no assurance that the patents will be granted or, if granted, will be effective in preventing competitors from developing similar systems. As a result, there are no technological barriers to entry by other companies into the Company's business. In the event the Company's M.A.N.A.G.E.R.S. system is successful, third parties may enter a similar business. There can be no assurance that the Company will be able to compete successfully against any competitors who may enter the business. With respect to the Company's patent application pending with the United States Patent Office, on August 2, 1996, the Company received correspondence from attorneys representing Bally Gaming International, Inc. ("Bally"), that Bally has been issued a patent which may overlap and be in conflict with the Company's patent application for the M.A.N.A.G.E.R.S. system. The Company's outside legal counsel and its patent counsel have been retained to review the matter. To date no litigation has been undertaken. Based on discussion with counsel, Management of the Company believes that its patent for the M.A.N.A.G.E.R.S. system, when and if issued, would have priority over the Bally patent. However, due to the preliminary nature of the matter, Management is currently unable to estimate the ultimate financial effect, if any, it might have on the Company.


Development and Installation Delays; Dependence on Third Party Suppliers.
On July 22, 1996, the Company received an order for 600 ACCUSYSTEMS from Americas Gaming International, Inc. ("AGI"). Such sale requires that the Company develop ACCUSYSTEM retrofit kits which AGI will install on their slot machines in South America. In connection with the development and acquisition of the necessary components of such retrofit kits, a number of events over which the Company will have no control could occur that might adversely affect the cost of completion and installation. Such events include shortages of, or inability to obtain, labor and/or materials, inability of subcontractors to perform, adverse weather conditions and acts of God and changes in state or local laws or regulations. In addition the Company is dependent upon third parties for the components needed to complete the retrofit kits. Although the Company believes that it will be able to secure the components necessary to complete the retrofit kits in a timely manner, failure to do so could adversely affect anticipated future sales to this customer. Further, the Company expects to experience significant fluctuations in its operating results due to anticipated initial dependence upon a small number of major customers.

               Issuance of Preferred Stock. On August 6, 1996 the Board of Directors was granted authority by a consent of a majority of the stockholders of the Company to issue up to 100,000 shares of preferred stock, without nominal or par value per share, in one or more series and to fix the number of shares constituting any such series, the voting powers, designation, preferences and relative participation, optional or other special rights and qualifications, limitations or restrictions thereof, including the dividend rights and dividend rate, terms of redemption (including sinking fund provisions), redemption price or prices, conversions rights and liquidation preferences of the shares constituting any series, without any further vote or action by the stockholders. The issuance of preferred stock by the Board of Directors could adversely affect the rights of the holders of the Company's common stock. For example, such issuance could result in a class of securities outstanding that would have preferences with respect to voting rights and dividends and in liquidation over the common stock, and could (upon conversion or otherwise) enjoy all of the rights appurtenant to common stock.


     The authority possessed by the Board of Directors to issue preferred stock could potentially be used to discourage attempts by others to obtain control of the Company through a merger, tender offer, proxy contest or otherwise by making such attempts more difficult to achieve or more costly. There are currently no issued and outstanding preferred shares, however pursuant to the provisions of the terms of the Debenture described above, it is the intention of the Board of Directors to issue shares of preferred stock to satisfy the underlying debt of said Debenture. All such preferred stock issued to the Debenture holder plus any accrued and unpaid dividends thereon will be converted to common stock of the Company on or before December 31, 1997, pursuant to the terms of the Debenture.


     No Dividends. The Company has not paid any dividends, other than a dividend aggregating approximately $150,000 that was distributed to stockholders of record on August 22, 1995, a date which preceded the acquisition of Gaming. The Company does not intend to pay any dividends in the foreseeable future.
Earnings, if any, are expected to be retained for use in developing and expanding the Company's business.


Impact of Environmental Laws


       The Company is not aware of any federal, state or local environmental laws which would effect its operations.


Raw Materials and Principal Suppliers


               The components of the M.A.N.A.G.E.R.S. systems and the data collection and accounting systems are made from currently available materials. Such raw materials include steel, aluminum, copper, brass, plastics, zinc, and silicon. All are currently widely available to both the Company and its competitors. The Company sometimes purchases the raw materials directly, which it subcontracts to assemblers for assembly, and sometimes it purchases completed sub-parts and subassemblies from suppliers. There can be no assurance that certain raw materials used in the Company's products will remain available in the future or that the Company will be able to find alternate materials in the event that such materials become unavailable.

       The Company is dependent on various suppliers for the components of its M.A.N.A.G.E.R.S. systems and data collection and accounting systems. Although Management believes that there are a number of alternative sources for most of these components, the Company presently must obtain certain components from a limited number of suppliers. The loss of any significant supplier, in the absence of timely and satisfactory alternative arrangements, could materially affect the Company. In addition, the Company could be adversely affected by delays in delivery or an inability to obtain products from suppliers.


       The principal suppliers to the Company for the components that make up its M.A.N.A.G.E.R.S. systems and data collection and accounting systems are:
All American Semiconductor, Arrow Electronics, FAI Electronics Corporation, Hottinger Baldwin Messtechnik, Richey Electronics, and River Electronics.


Patents, Licenses and Royalty Agreements


     The Company is obligated to pay royalty payments of $100 per gaming apparatus for all licensed gaming apparatus (embodying certain technology) sold by Gaming under a license agreement, dated April 6, 1995, with Spintek International, Inc. ("International") a company which is neither a parent nor a subsidiary of the Registrant and is controlled by the Company's current Chairman and Chief Executive Officer. The term of the agreement is for the life of the last to expire of the existing patent and copyright and such patents as may be granted on the applications covered by the agreement. The agreement requires a minimum royalty of $100,000 per year commencing one year after its effective date. Whether the terms of the license agreements which the Registrant has entered into with International, a company in which Lanier M. Davenport, Chairman and Chief Executive Officer of the Registrant, is a controlling stockholder, are as favorable as the Company may have obtained from unaffiliated parties cannot be objectively ascertained because there is no other source for the gaming technology developed by International.


     On May 26, 1995, Spinteknology Inc. entered into an agreement under which it was licensed to include the M.A.N.A.G.E.R.S. system in associated gaming equipment it manufactures and distributes. This agreement was superseded on March 19, 1996, when Spinteknology acquired the rights to the M.A.N.A.G.E.R.S. system from the inventor for $950,000. A patent application has been filed for the M.A.N.A.G.E.R.S. system.


               In conjunction with Management's decision to cease development and production of slot machines and coin hoppers for slot machines, the Company has allowed both a license to a coin hopper and a license to a multi-game video slot machine to lapse, and has not elected to renew them.


               On October 14, 1995, the Company entered into a technology assignment agreement in which it received all rights and claims to an input/output circuit board ("I/O Board"), jointly developed by the Company and one of its consultants, which is the key component of the Company's ACCUDATA system. The agreement requires the Company to pay $5 for each I/O Board sold by the Company, to be remitted on a quarterly basis net of any returns.


               As  of  June  30,  1996,  the  Company  had  no  franchises,   no
          trademarks, nor is it subject to any union labor contracts.

Government Approvals


               The manufacture and distribution of associated gaming equipment is subject to extensive federal, state and local regulation. Although these regulations vary, for the most part, permits, licenses, findings of suitability and other approvals are required to be held by business entities and their key personnel in connection with the manufacture and distribution of associated gaming equipment. The Company and its key personnel has applied or will apply for all government licenses, permits, findings of suitability and other approvals necessary for the manufacture and distribution of its associated gaming equipment in the jurisdictions in which it intends to do business. However, no assurance can be given that such licenses, permits or approvals will be given or renewed in the future.


               Regulation of Stockholders of Publicly Traded Corporations


               In most jurisdictions, at the discretion of the gaming regulatory authorities, a stockholder can be required to file an application for a license, finding of suitability or other approval, and in the process to subject himself or herself to an investigation by those authorities.


               Nevada Regulation


               The  Company is  subject to  regulation  by  authorities  in most jurisdictions in which its products are sold or used by persons or entities licensed to conduct gaming activities, including but not limited to, Nevada. The gaming regulatory requirements vary from jurisdiction to jurisdiction, and licensing, other approval or finding of suitability processes with respect to the Company, its personnel and its products can be lengthy and expensive. Generally, gaming regulatory authorities may deny applications for licenses, other approvals or findings of suitability for any cause they deem reasonable. The Company's ACCUSYSTEM is generally classified as "associated gaming equipment" which is equipment that is not classified as a "gaming device", but which has such an integral relationship to the conduct of licensed gaming that regulatory authorities have discretion to require manufacturers and distributors of "associated equipment" to meet licensing or suitability requirements prior to or concurrent with the use of such equipment in the respective jurisdiction. In Nevada, manufacturers and distributors of "associated equipment" are not required to be licensed or found suitable, unless the Nevada Gaming Commission ("Nevada Commission") upon the recommendation of the Nevada State Gaming Control Board ("Nevada Board") elects to require that such manufacturer and distributor file an application for a finding of suitability to manufacture and distribute associated equipment for use or play in Nevada. However, associated equipment must be approved by the Nevada Board and to date, the Company has complied with the associated equipment approval process for each location at which the ACCUSYSTEM is installed and in use in Nevada. To date, the Company has not been required by the Nevada Board or Nevada Commission to apply for a finding of suitability as a manufacturer and distributor of "associated equipment". In the event that the Company were required to apply for a finding of suitability, it would have to file the required applications and be found suitable by the Nevada Commission in order to continue to manufacture and distribute the ACCUSYSTEM for use or play in Nevada.

Other Jurisdictions


               Many jurisdictions that have legalized gaming require various licenses, permits and approvals for manufacturers and distributors of associated equipment. In general, such requirements involve restrictions similar to those of Nevada.


Federal Regulation


               The federal Gambling Devices Act of 1962 (the "Federal Act") makes it unlawful, in general, for a person to manufacture, deliver, or receive gaming machines, gaming machine type devices, and components across state lines or to operate gaming machines unless that person has first registered with the Attorney General of the United States. In addition, various record keeping and equipment identification requirements are imposed by the Federal Act. Violation of the Federal Act may result in seizure and forfeiture of the equipment, as well as other penalties.


               Present Licensing Status


               The Company, acting through Gaming, applied for one license with the Nevada Board for its ACCUHOPPER. Management contemplated that upon a successful trial of the device conducted in the MGM Grand Hotel and Casino in Las Vegas, Nevada, the ACCUHOPPER would receive approval as associated gaming equipment which could be sold in Nevada. On October 13, 1995, this approval was received. Subsequently, on December 13, 1995, the Company received approval from the Nevada Gaming Commission of what is described as an "ACCUSYSTEM" consisting of the following:
          ACCUHOPPER coin hopper, ACCUTRACK software program and DATA COLLECTION BOARD with portable interface, the TEK TOUCH PEN 2000, for data collection and the ACCUTRACK DATABASE. These approved items comprise what is known today as the M.A.N.A.G.E.R.S. system and ACCUDATA system, which when combined comprise the ACCUSYSTEM.


               The Company and each of its subsidiaries has requested and received registration under the Gambling Devices Act of 1962. Such registration is renewable annually, and the Company intends to renew each year.


               Application of Future or Additional Regulatory Requirements


               In the future, the Company intends to seek the necessary licenses, approvals and findings of suitability for the Company, its products and its personnel in other jurisdictions throughout the world where significant sales are expected to be made. However, there is no assurance that such licenses, approvals or findings of suitability will be obtained and that they will not be revoked, suspended or unsuitably conditioned or that the Company will be able to timely obtain the necessary approvals for its future products as they are developed, or at all. If a license, approval or finding of suitability is required by a regulatory authority and the Company fails to seek or does not receive the necessary license or finding of suitability, the Company may be prohibited from selling its products for use in that jurisdiction or may be required to sell its products through other licensed entities at a reduced profit to the Company.

Competition


       The Company faces intense competition in the data collection and accounting system industry. The Company not only faces competition from domestic manufacturers of "on-line" and "off-line" data collection and accounting systems, but also risks market entry of foreign manufacturers. There can be no assurance that competitors with greater financial resources and/or superior technology, including manufacturers or distributors of similar products, will not elect to enter the market for data collection and accounting systems.


       The market for the Company's products is characterized by changing technologies, new legislation, and evolving industry standards. The introduction of products embodying new technologies, the adoption of new legislation, or the emergence of new industry standards could render existing products obsolete and unmarketable. The Company's ability to anticipate changes in gaming technologies, legislation and industry standards and to successfully develop and introduce new and enhanced products on a timely basis is crucial to its ability to grow and remain competitive.


       The Company currently has several principal competitors in the market for data collection and accounting systems, including, but not limited to, Mikohn Gaming Corporation, Electronic Data Technologies, a subsidiary of International Game Technology, Bally Systems, a subsidiary of Bally Gaming International, Inc., Casino Data Systems, and Acres Gaming, Inc. Competition is based on price, technology, and service in this market.


Employees


      As of June 30, 1996, the Company had 12 full-time employees at its corporate facility in Las Vegas, Nevada, and 2 full-time employees at its Chattanooga, Tennessee offices. As anticipated sales begin, the Company will be required to hire additional employees to assemble the Company's products. In addition, the Company anticipates entering into contracts with independent sales representatives to locate potential purchasers of the Company's products and licensees of the Company's technology. The Company believes that its relations with its employees are satisfactory.



ITEM 2.  DESCRIPTION OF PROPERTY


  The Company's corporate headquarters are located in Las Vegas, Nevada. The Company subleases a 15,182 square foot facility from International Technical Systems. The Company pays $7,662 per month for this lease which terminates August 31, 1997. Presently there is excess capacity at this location which will diminish in the event distribution and production activities increase because of future sales.


  The Company also has use of 1,048 square feet of office space in Chattanooga, Tennessee, through an arrangement with Davenport Investments, Inc., a business entity owned by Lanier M. Davenport, Chairman and Chief Executive Officer of the Company. The lease cost of this facility is $1,380 per month, is on a month-to-month basis, and has served as the Company's administrative office. The Company believes the terms of this lease are comparable with terms that may have been obtained from an unaffiliated party elsewhere in Chattanooga. The Company's administrative office has been relocated to its Las Vegas facility and as of September 30, 1996, the Company will no longer utilize nor bear the cost of this office.

  There are currently no proposed programs for the renovation, improvement or development of the properties currently leased by the Company. In the opinion of Management, each of the above described properties are adequately covered by insurance.



ITEM 3.  LEGAL PROCEEDINGS


               The Company is not currently involved in any legal proceedings that it believes could have, either individually or in the aggregate, a material adverse effect on its business or financial condition. However, the Company has applied for a United States patent for its M.A.N.A.G.E.R.S. system, and is awaiting action by the patent office. On August 2, 1996, the Company received correspondence from attorneys representing Bally Gaming International, Inc. ("Bally"), that Bally has been issued a patent which may overlap and be in conflict with the Company's patent application for the M.A.N.A.G.E.R.S. system. The Company's outside legal counsel and its patent counsel have been retained to review the matter. To date no litigation has been undertaken. Based on discussion with counsel, Management of the Company believes that its patent for the M.A.N.A.G.E.R.S. system, when and if issued, would have priority over the Bally patent. However, due to the preliminary nature of the matter, Management is currently unable to estimate the ultimate financial effect, if any, it might have on the Company.


ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY
HOLDERS


  No matters were submitted to a vote of security holders during the fourth quarter ended June 30, 1996.

                                 PART II

ITEM 5.  MARKET FOR REGISTRANT'S COMMON EQUITY AND
RELATED STOCKHOLDER MATTERS


  The common stock of the Company, subsequent to the acquisition of Spintek Gaming, Inc., began trading in September 1995 on the OTC Bulletin Board under the symbol "SPTK". Previously, the common stock of the Company was traded on the OTC Bulletin Board under the symbol "GSAC".
The following table sets forth the high and low quotations from the National Quotation Bureau, Inc. The quotations shown reflect inter-dealer prices, without retail mark-up, mark-down, or commission and may not represent actual transactions. THESE FIGURES HAVE BEEN ADJUSTED TO
REFLECT A 1 FOR 10 REVERSE SPLIT ON AUGUST 31, 1994 AND A
REVERSE SPLIT OF 1 FOR 2 EFFECTIVE SEPTEMBER 21, 1995.


                           Common Stock Price
                                   Bid Prices               Ask Prices
                                  High      Low            High      Low
1994
July 1 through August 19         $ .20   $  .20          $ 1.60   $ 1.60
August 22 through August 30                (NOT AVAILABLE)
August 31 through September 30     .25      .25            1.25     1.25
October 3 through December 30      .25      .13            1.50     1.25


1995
January 3 through March 31         .50      .25            1.50     1.25
April 3 through June 30            .25      .25            1.25     1.25
July 3 through September 30       6.00      .25            8.00     1.25
October 2 through December 29     6.63     1.44            7.50     3.38


1996
January 1 through March 29        4.13     1.88            4.38     1.91
April 1 through June 28           2.79     1.06            3.00     1.13


  The number of record holders of the Company's common stock as of August 2, 1996, was 711.


  The Company has not paid any dividends, other than a dividend aggregating approximately $150,000 that was distributed to stockholders of record on August 22, 1995, a date which preceded the acquisition of Gaming. The Company does not intend to pay any dividends in the foreseeable future.



ITEM 6.  PLAN OF OPERATION


               The following is Management's plan of operation for the next twelve (12) months and analysis of certain significant factors which have affected the Company's financial position and operating results during the period included in the accompanying consolidated financial statements which include the Company's wholly-owned subsidiary, Spintek Gaming, Inc. and its wholly-owned subsidiary Spinteknology, Inc. This plan of operation should be viewed in conjunction with the accompanying financial statements, including the notes thereto.

Results of Operation


               For the year ended June 30, 1996, the Company incurred net losses of approximately $4,181,000 and negative cash flows from operating activities of nearly $3,494,000. Cumulatively, for the fifteen months from inception (March 31, 1995) to June 30, 1996, net losses and negative cash flows from operating activities were approximately $4,659,000 and about $3,926,000, respectively. The losses reflect expenses related to continuing product development, the purchase of technology, settlement of a former employee lawsuit, the expansion of the Company's marketing program, and the writedown of inventory of approximately $280,000 due to a change in strategic direction for the Company. The Company has elected to discontinue the manufacture of both slot machines and slot machine coin hoppers, each of which would require significant capital to produce in what Management believes to be a highly competitive market for these products. The Company will focus instead on selling and/or licensing its M.A.N.A.G.E.R.S. system which Management believes to be the only system available in the gaming industry that can provide an accurate real time measurement of the amount of coins in the hopper of a gaming device, its ACCUDATA system and its ACCUSYSTEM. The loss also includes $524,052 for the extinguishment of employee contracts, paid in the form of the common stock of the Company to certain key employees and/or their designees. Management does not foresee this noncash expense to be recurring. Therefore, the operating results for the year ended June 30, 1996 are not necessarily indicative of the results that may be expected for the year ending June 30, 1997.


Liquidity and Working Capital and Plan of Operation


               The Company had a negative working capital position of approximately $2,617,000 as of June 30, 1996, and to date, absent revenue from operations, has funded itself primarily through equity and debt transactions. On October 30, 1995, the Company consummated a Rule 504 offering whereby 70,000 shares of its common stock held in treasury were sold to an accredited investor for $250,000 which netted the Company $218,500 after costs and expenses of the transaction. On November 28, 1995, the Company consummated a second Rule 504 offering whereby 75,000 shares of its common stock held in treasury were sold to a different accredited investor for $300,000 which after expenses netted the Company $262,500. On December 22, 1995, the Company sold 454,545 shares of its common stock to overseas investors pursuant to Regulation S for $1,000,000, which after costs of the offering, netted the Company approximately $820,000. Between January 12 and April 4, 1996, the Company received $1,000,000 in advances from the Malcolm C. Davenport V Family Trust and the Lanier M. Davenport, Sr. Family Trust (hereinafter referred to collectively as the "Davenport Trusts"), two separate entities and, pursuant to an agreement signed on February 16, 1996, with Board of Directors approval, this debt was converted to 454,545 shares of the Company's common stock, which bear a restricted legend, at a price of $2.20 per share. The trustees of the Malcolm C. Davenport V Family Trust are Malcolm C. Davenport V, Director of the Company and brother to Lanier M. Davenport, Chairman and Chief Executive Officer of the Company, and Malcolm C. Davenport, Jr., a stockholder of the Company and father of Malcolm C. Davenport V and Lanier M. Davenport. The trustee of the Lanier M. Davenport, Sr. Family Trust is Malcolm C. Davenport, Jr. In addition, these same sources had loaned an additional $920,000 to the Company as of June 30, 1996.

               Financing transactions subsequent to June 30, 1996. On July 16, 1996, pursuant to an understanding with the trustees of the Davenport Trusts, $440,000 of the above mentioned $920,000 of debt to the Davenport Trusts will be converted to 401,140 shares of the Company's common stock, that will bear a restricted legend. The remaining $480,000, plus accrued and unpaid interest of approximately $15,000 , was converted to notes payable to the Davenport Trusts. Payments of $20,000 including interest are to be paid on the 15th of each month commencing August 15, 1996 until paid. Also on July 16, 1996 the Company issued a $7,143,000, 4% Convertible Debenture ("Debenture") due December 31, 1997. The Debenture was issued to an offshore investor pursuant to Regulation S promulgated under the Act at a discount of 30%. The Debenture netted the Company $4,400,000 after discount and costs associated with the offering. The Debenture, plus any accrued interest, automatically converts into Common Stock of the Company on December 31, 1997 or, at any time after August 30, 1996 at the option of the holder.


                    Pursuant to the terms and conditions of the  Debenture,  the price at which the debt underlying the Debenture will be converted to equity ranges from a minimum of $1 to a maximum of $3 per share, subject to certain conditions. The conversion price could fall below the $1 minimum if the Company fails to become listed on the NASDAQ National Market be November 13, 1996; or, if the Company's actual profits are not at least eighty percent (80%) of the projected quarterly profits for either of the quarters ending September 30, 1996 or December 31, 1996. Should either of these events occur, the Debenture holder could conceivably convert the underlying debt to common stock of the Company at a price which could give the holder a majority of the shares outstanding in the Company.


                    On  August  6,  1996 the  Board  of  Directors  was  granted authority by a consent of a majority of the stockholders of the Company to issue up to 100,000 shares of preferred stock, without nominal or par value per share. There are currently no issued and outstanding preferred shares, however pursuant to the provisions of the terms of the Debenture described above, it is the intention of the Board of Directors to issue shares of preferred stock to satisfy the underlying debt of said Debenture. All such preferred stock issued to the Debenture holder plus any accrued and unpaid dividends thereon will be converted to common stock of the Company on or before December 31, 1997, pursuant to the terms of the Debenture.


                    Based  upon  current  projections  of  operations,  and  the anticipated cost to produce and market its products, should the Company fail to achieve projected revenues during the fiscal year ending June 30, 1997, or secure additional financing, the Company will be unable to continue as a going concern.

                    Management   intends  to  forge  strategic   alliances  with
               companies that are already successful in the gaming industry who are presently looking to expand their presence in foreign markets as opportunities for sales growth. The Company has signed two technology licensing agreements, in which the Company has given a nonexclusive license to two separate companies for the M.A.N.A.G.E.R.S. system. These two license agreements are with SUZO International, (N.L.) B.V. and IGT, discussed below. No sales have taken place to, or from, any of these companies.


                    On December 1, 1995,  the Company  entered into an agreement with the Virginian Hotel and Casino in Reno, Nevada for the sale and corresponding purchase of ACCUSYSTEMS, subject to approval after an extensive field trial of the product. As of June 30, 1996, the Company still had units in place on a test basis. However, to date, the Virginian has made no firm commitment to purchase any units and there can be no assurance that the
               Company's products will successfully meet the operating requirements of the Virginian Hotel & Casino, or that the Company will be able to recognize any revenue from this source.


                    On March 1,  1996,  the  Company  entered  into a  licensing agreement with SUZO International, (N.L.) B.V. ("SUZO"), a coin hopper manufacturer headquartered in the Netherlands. This licensing agreement provided SUZO with a non-exclusive license to utilize the M.A.N.A.G.E.R.S. system as an attachment to SUZO's coin hoppers. The agreement provides for a minimum annual royalty of $700,000, except for calendar year 1996, in which SUZO's minimum annual royalty is $350,000. On July 31, 1996, however, the license agreement was modified to defer the minimum annual royalty requirements for one year. There can be no assurance, however, that Suzo will meet its royalty requirements.


                    On March 11,  1996,  the Company  received a purchase  order from Sun International Ltd. ("Sun"), a company which owns and operates casinos in South Africa, for a field trial of fifty M.A.N.A.G.E.R.S. system retrofit kits. These retrofit kits are of a trial nature and may be returned by Sun without obligation should they fail to meet their operating requirements. There can be no assurance that the Company will be able to recognize any revenue from this source.


                    On March 19, 1996,  the Company  entered into an Installment
               Purchase Agreement with Bitstream Technologies, Inc. This agreement exercised the Company's option to purchase the technology (called the M.A.N.A.G.E.R.S. system) for which it has an exclusive license from Bitstream Technologies for the sum of nine hundred and fifty thousand dollars ($950,000). This agreement provided for an initial down payment of $100,000 and the issuance of a promissory note, which was paid in full on September 17, 1996.


                    On May  15,  1996,  the  Company  entered  into a  licensing agreement with IGT, a subsidiary of International Game Technology, Inc., a slot machine and on-line data collection and accounting system manufacturer. This licensing agreement provided IGT with a non-exclusive license to utilize the M.A.N.A.G.E.R.S. system as an attachment to IGT's coin hoppers. There are no minimum royalty requirements, and there can be no assurance that the Company will be able to recognize any revenue from this source.

       On July 22, 1996, the Company received an order for 600
ACCUSYSTEMS from Americas Gaming International, Inc. ("AGI"), an international route operator. Although the Company has received a substantial deposit for this order, as of the date of this document, no product has been shipped to AGI. There can be no assurance that the Company will be able to ship the product in a timely manner, if at all, or that the product shall perform adequately, or that, in such event, the Company will be able to recognize any revenue from this source.


The Company currently has its ACCUSYSTEM on trial with three major slot route operators in Las Vegas. Management believes that the trials are proceeding well and that the Company will more likely than not be able to recognize sales as a result of these trials in the second quarter of fiscal 1997. However, to date there has been no commitment from any of the route operators to purchase the ACCUSYSTEM and there can be no assurance that the Company will recognize any revenue from these trials.


       The Company plans to incur research and development expenses of approximately $720,000 over the next twelve months on both current and new products. The Company has agreed to advance Spintek International, Inc. amounts sufficient to satisfy certain of its obligations. This amount is not expected to exceed $225,000, of which, as of June 30, 1996, the Company had already advanced approximately $186,000. The Company expects to purchase approximately $75,000 in operating equipment over the next twelve months.
The Company currently has 14 full-time employees and expects that it will employ approximately 20 full-time employees by the end of the next twelve months.



ITEM 7.  FINANCIAL STATEMENTS


Index to Consolidated Financial Statements.


                                                                    Page No.


  Report of Independent Accountants                                    F-1
  Consolidated Balance Sheet at June 30, 1996                          F-2
  Consolidated Statement of Operations - Inception to June 30, 1995;
    Year Ended June 30, 1996; Inception to June 30, 1996               F-3
  Consolidated Statement of Changes in Stockholders'
    Equity (Deficit) - Year Ended June 30, 1996                        F-4
  Consolidated Statement of Cash Flows - Inception to June 30, 1995;
    Year Ended June 30, 1996; Inception to June 30, 1996               F-5
  Notes to Consolidated Financial Statements                           F-7

                            JOSEPH DECOSIMO
                              AND COMPANY
                       CERTIFIED PUBLIC ACCOUNTANTS


             A TENNESSEE REGISTERED LIMITED LIABILITY PARTNERSHIP
__________________________________________________________________________
Private Companies Practice Section
Member AICPA Division for CPA Firms
SEC Practice Section


                   REPORT OF INDEPENDENT ACCOUNTANTS


Board of Directors and Stockholders
Spintek Gaming Technologies, Inc.
Chattanooga, Tennessee


                    We have audited the accompanying  consolidated balance sheet of Spintek Gaming Technologies, Inc. and subsidiaries (a development stage enterprise and formerly GSA, Inc.) as of June 30, 1996, and the related consolidated statements of operations, stockholders' deficit and cash flows for the year ended June 30, 1996 and the period from March 31, 1995 (inception) through June 30, 1995. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.


                    We  conducted  our  audits  in  accordance   with  generally
               accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We belive that our audits provide a reasonable basis for our opinion.


                    In  our  opinion,  the  consolidated   financial  statements
               referred to above present fairly, in all material respects, the financial position of Spintek Gaming Technologies, Inc. and subsidiaries as of June 30, 1996, and the results of their operations and their cash flows for the period from March 31, 1995 through June 30, 1995, in conformity with generally accepted accounting principles.


                    The accompanying consolidated financial statements have been prepared assuming that the companies will continue as a going concern. As shown in the consolidated financial statements, the companies have incurred net losses of $4,937,620 since inception and have not begun to receive revenues from operations. These facts raise substantial doubt about the companies ability to continue as a going concern. Management's plans in regard to these matters are described in the notes to the consolidated financial statements. The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classifications of liabilities that might be necessary should the companies be unable to continue in existence.



/s/JOSEPH DECOSIMO AND COMPANY, LLP


Chattanooga, Tennessee
September 20, 1996

                        SPINTEK GAMING TECHNOLOGIES, INC.
                          (a development stage company)
                             (formerly GSA, Inc.)

                           CONSOLIDATED BALANCE SHEET
                                JUNE 30, 1996

                                 ASSETS
     Current assets:
       Cashs                                                $ 120,664
       Inventories                                            451,735
       Prepaid and other                                       25,166
            Total current assets                              597,565

       Furniture, fixtures and equipment - net                 75,885
       Licenses and patents                                 1,019,490
       Note receivable from related company                   159,910
       Other assets                                            11,218

       Total assets                                        $1,864,068

                 LIABILITIES AND STOCKHOLDERS' DEFICIT
     Current liabilities:
       Demand notes payable                                $1,084,898
       Demand notes payable to stockholders                 1,408,108
       Accounts payable                                       412,731
       Accrued liabilities                                    233,286
       Interest payable                                        75,701
            Total current Liabilities                       3,214,724

     Commitments

     Stockholders' deficit:
       Common stock, $.002 par value, 100,000,000
         shares authorized, 10,651,762 issued                  21,338
       Additional paid in capital                           3,591,620
       Deficit accumulated during development stage        (4,937,620)
       Treasury stock - 17,329 shares at cost                 (25,994)
            Total stockholders', deficit                   (1,350,656)

       Total liabilities and stockholders' deficit         $1,864,068


    The accompanying notes are an integral part of the financial statements.

                  SPINTEK GAMING TECHNOLOGIES, INC.
                    (a development stage company)
                        (formerly GSA, Inc.)


                 CONSOLIDATED STATEMENT OF OPERATIONS
                                                                  Cumulative
                                  March 31, 1995   Fiscal         March
31,1995
                                  (Inception) To   Year Ended
(Inception)To
                                  June 30 , 1995   June 30, 1996  June 30,
1996
                                      (1)
   Revenues:
     Sales                        $          0     $          0   $          0
     Cost of sales                           0                0              0
     Gross profit                            0                0              0


   Operating expenses:
     Selling, general &
       administrative                  310,906        2,857,011      3,167,917
     Research and development          167,324        1,324,024      1,491,348
       Total expenses                  478,230        4,181,035      4,659,265
     Operating Loss                   (478,230)      (4,181,035)
(4,659,265)


   Other income (expense):
     Interest and other income           2,448           18,197         20,645
     Depreciation & amortization          (560)         (10,645)
(11,205)
     Loss on sale of securities       (178,175)            (798)
(178,973)
     Interest expense                   (2,363)        (106,459)
(108,822)
   Net loss                       $  ( 656,880)    $ (4,280,740)  $
(4,937,620)

   Net Loss Per Share Of Common Stock   ($0.07)          ($0.43)
($0.50)

   Weighted Average Common
        Shares Outstanding            9,275,001       9,943,869      9,778,357

  (1) Weighted Average Common Shares Outstanding Restated To Reflect Effect
      Of Acquisition Which Was Effective For Accounting Purposes As Of July 1, 1995.


    The accompanying notes are an integral part of the financial statements.

                         SPINTEK GAMING TECHNOLOGIES, INC.
                          (a development stage company)
                              (formerly GSA, Inc.)

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
                                MARCH 31, 1995 (INCEPTION) TO JUNE 30, 1996

Deficit

Accumulated
                                                    Treasury    Additional
During
                             Common Stock           Stock       Paid In
Development  Employment
                           Shares       Amount      Amount      Capital
Stage        Contracts
Inception, March 31, 1995
Issuance of common stock
  for cash                  3,324,383   $   500     $   -       $   -       $
  -      $    -
Issuance of common stock
  employment contracts
  and prepaid services         44,531       445                     74,149
          (73,094)
Issuance of common stock
  exchanged for debt           84,243       842                    140,272
Issuance of common stock
  for marketable equity
  securities                  217,740     2,177                    362,557
Issuance of common stock
  for cash                     90,103       901                    150,029
Net loss
( 656,880
Balance, June 30, 1995      3,761,000     4,865              0     727,007
( 656,880)  (73,094)
Transactions resulting
  from acquisition of
  Spintek Gaming, Inc.:
  Cancellation of Spintek
    Gaming, Inc. stock     (3,761,000)
  Common stock acquired
    in acquisition of
    Spintek Gaming, Inc.    1,275,001
Issuance of common stock
  in acquisition of
  Spintek Gaming, Inc.      8,000,000    13,685                    (13,760)
Contribution of common
  stock to treasury        (1,418,359)              (2,127,539)  2,127,539
Issuance of treasury
 stock to extinguishment
  for extinguishment of
  stock options               281,750                  422,625    (169,050)
Issuance of treasury
  stock for compensation      582,280                  873,420    (349,368)
Issuance of treasury
  stock for services
  related to acquisition
  Spintek Gaming, Inc.        392,000                  588,000    (235,200)
Issuance of common stock
  for services related
  to acquisition of
  Spintek Gaming, Inc.        475,000       950                    426,550
Costs related to
  acquisition of
  Spintek Gaming, Inc.                                          (1,014,275)
Issuance of treasury
  stock pursuant
  to Rule 504                 145,000                  217,500     263,500
Issuance of common stock
  pursuant to
  Regulation S                454,545       909                    818,893
Write off of employment
  contract
           73,094
Issuance of common stock
  to repay debt
  to stockholders             454,545       909                    999,091
Issuance of common
  stock to repay note          10,000        20                     10,693
Net loss for the year
  ended June 30, 1996
(4,280,740)
Balance, June 30, 1996     10,651,762   $21,338     $ ( 25,994) $3,591,620
$(4,937,620) $      0

The accompanying notes are an integral part of the financial statements.
                        SPINTEK GAMING TECHNOLOGIES, INC.
                          (a development stage company)
                              (formerly GSA, Inc.)

CONSOLIDATED STATEMENTS OF CASH FLOWS
Cumulative
                                           March 31, 1995  Fiscal
March 31, 1995
                                           (Inception) To  Year Ended
(Inception) To
                                           June 30, 1995   June 30, 1996  June
30, 1996
Cash flows from operating activities:
Net loss                                   $(656,880)      $(4,280,740)
$(4,937,620)
Adjustments to reconcile net loss
  to net cash used by operating
  used by operating activities:
  Depreciation                                   560            10,505
11,065
  Amortization                                    35               140
  175
  Allowance for obsolesence                                     28,000
28,000
  Loss on sale of marketable securities       94,871               798
95,669
  Unrealized loss on marketable securities    83,304
83,304
  Noncash operating expenses for
    common stock                                               597,146
597,146
  Changes in operating
    assets and liabilities:
    Decrease (increase) in assets:
      Inventories                            (15,500)         (464,235)
(479,735)
      Prepaid and other                      (30,167)         (  3,967)      (
34,134)
    Increase in liabilities:
      Accounts payable                        91,396           309,334
400,730
      Accrued expenses                                         233,287
233,287
      Interest payable                                          75,701
75,701
Net cash used by operating activities       (432,381)       (3,494,031)
(3,926,412)
Cash flows from investing activities:
  Purchase of furniture, fixture
    and equipment                             (2,829)         ( 62,021)      (
64.850)
  Acquisition of licenses and patents        (12,325)        ( 145,167)
(157,492)
  Proceeds from sale of securities           125,469            60,292
185,761
  Note receivable from related company      (139,189)        (  42,820)     (
182,009)
  Other                                         (925)
(  925)
Net cash used by investing activities        (29,799)        ( 189,716)     (
219,515)
Cash flows from financing activities:
  Proceeds-demand notes
    payable borrowings (net)                 281,222           184,899
466,121
  Proceeds-demand notes payable
    to stockholders (net)                     53,330         1,264,670
1,318,000
  Proceeds-advances from stockholders                        1,000,000
1,000,000
  Repurchase partial shares                                       ( 75)
   75)
  Issuance of common and treasury stock      151,430         1,331,115
1,482,545
Net cash provided by financing activities    485,982         3,780,609
4,266,591
Net increase in cash                          23,802            96,862
120,664
Cash, beginning of period                          0            23,802
    0
Cash, end of period                        $  23,802       $   120,664    $
120,664

The accompanying notes are an integral part of the financial statements.

                    SPINTEK GAMING TECHNOLOGIES, INC.
                      (a development stage company)
                          (formerly GSA, Inc.)

CONSOLIDATED STATEMENT OF CASH FLOWS

Cumulative
                                           March 31, 1995
March 31, 1995
                                           (Inception) To  Year Ended
(Inception)To
                                           June 30, 1995   June 30, 1996  June
30, 1996
Supplemental schedule of noncash investing
  and financing activities:
  Issuance of common stock for securities  $  364,734       $    _        $
364,734
  Issuance of common stock for employment
    contracts and prepaid services         $   75,594       $    -        $
74,594
  Issuance of common stock exhanged
    for debt                               $  141,114       $   10,693    $
151,807
  Issuance of common stock exchanged for
    advances from stockholders             $     -          $1,000,000
$1,000,000
  Issuance of common and treasury stock
    for services related to acquisition
    of public entity                       $     -          $1,014,275
$1,014,275
  Purchase of furniture, fixtures and
    equipment through reduction in
    receivable from related parties        $   22,100       $     -       $
22,100
  License and patent cost included in
    accounts payable                       $   11,999                     $
11,999
  License and patent cost included in
    notes payable                                           $  850,000    $
850,000


Supplemental disclosure of cash
  flow information:
  Cash paid for interest                   $      -         $   33,121    $
33,121

The accompanying note are an integral part of the financial statements.

                         SPINTEK GAMING TECHNOLOGIES, INC.
                                  AND SUBSIDIARIES
                          (a development stage enterprise)
                                (formerly GSA, Inc.)

                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies and practices followed by the Company and its subsidiaries are as follows:

ORGANIZATION - Spintek Gaming Technologies, Inc., hereinafter referred to as "The Company", was organized as GSA, Inc. by the filing of articles of incorporation with the Secretary of State of the State of California on September 11, 1984.

On September 14, 1995, the stockholders of the Company approved the acquisition of Spintek Gaming, Inc., a Georgia corporation, effected by an exchange of the common stock of the entities, with the acquisition deemed to be effective as of July 1, 1995.

For accounting purposes, the acquisition has been treated as an acquisition of Spintek Gaming Technologies, Inc. (formerly GSA, Inc.) by Spintek Gaming, Inc. and as such constitutes a recapitalization of Spintek Gaming, Inc. The historical financial statements of the Company prior to September 14, 1995 are those of Spintek Gaming, Inc.

On September 26, 1995, the Company effected a reverse split on a 1 share for 2 share basis, changed the value of its common stock from no par value to $.002 par value per share, and changed its name from GSA, Inc. to Spintek Gaming Technologies, Inc.

As a consequence of the above described transactions, the Company became the holding company of its wholly-owned subsidiary, Spintek Gaming, Inc., which in turn is the parent company of Spinteknology, Inc.

Spintek Gaming, Inc. ("Gaming") was incorporated under the laws of the State of
Georgia in December, 1993, as a wholly-owned subsidiary of Spintek International, Inc. ("International"), also a Georgia corporation. On April 12,
1995, Gaming was spun off from International through a dividend of Gaming shares to stockholders of record of International, as of that date. International is neither a parent nor a subsidiary of the Company. However, it is controlled by Mr. Lanier M. Davenport, Chairman and Chief Executive Officer of the Company.

In May 1995, Spinteknology, Inc. ("Spinteknology") was incorporated in the State of Georgia as the wholly-owned subsidiary of Gaming.

Since inception, the Company and its subsidiaries have been in the development stage and have not yet consummated any sales of products.

                              SPINTEK GAMING TECHNOLOGIES, INC.
                                  AND SUBSIDIARIES
                           (a development stage enterprise)
                                (formerly GSA, Inc.)

                       NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

                    As shown in the  financial  statements,  since its inception the Company has had net losses of approximately $4,938,000 and negative cash flows from operating activities of approximately $3,919,000. Absent significant revenues, the Company has funded itself primarily through equity and debt transactions. On October 30, 1995, the Company consummated a Rule 504 offering whereby 70,000 shares of its common stock held in treasury were sold to an accredited investor for $250,000 which netted the Company $218,500 after costs and expenses of the transaction. On November 28, 1995, the Company consummated a second Rule 504 offering whereby 75,000 shares of its common stock held in treasury were sold to a different accredited investor for $300,000 which after expenses netted the Company $262,500. On December 22, 1995, the Company sold 454,545 shares of its common stock to overseas investors pursuant to Regulation S for $1,000,000, which after costs of the offering, netted the Company $820,000. Between January 12 and April 4, 1996, the Company received $1,000,000 in advances from the Malcolm C. Davenport V Family Trust and the Lanier M. Davenport, Sr. Family Trust (hereinafter referred to collectively as the "Davenport Trusts"), two separate entities and, pursuant to an agreement signed on February 16, 1996, with Board of Directors approval, this debt was converted to 454,545 shares of the Company's common stock, which bears a restricted legend, at a price of $2.20 per share. The trustees of the Malcolm C. Davenport V Family Trust are Malcom C. Davenport V, Director of the Company and brother of Lanier M. Davenport, Chairman and Chief Executive Officer of the Company, and Malcolm
               C. Davenport, Jr., a stockholder of the Company and father of Malcolm C. Davenport V and Lanier M. Davenport. The sole trustee of the Lanier M. Davenport, Sr. Family Trust is Malcolm C. Davenport, Jr. In addition, these same sources had loaned an additional $920,000 to the Company as of June 30, 1996.

                    As discussed under the note "Subsequent Events", on July 16,
               1996, pursuant to an understanding with the trustees of the Davenport Trusts, $440,000 of the above mentioned $920,000 of debt to the Davenport Trusts will be converted to 401,140 shares of the Company's common stock, which will bear a restricted legend. The remaining $480,000, plus accrued interest of approximately $15,000, was converted to notes payable to the Davenport Trusts. Payments of $20,000, including interest are to

                        SPINTEK GAMING TECHNOLOGIES, INC.
                                AND SUBSIDIARIES
                         (a development stage enterprise)
                               (formerly GSA, Inc.)


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

                    be paid on the 15th of each  month,  commencing  August  15,
               1996 until paid. Also on July 16, 1996 the Company issued a $7,143,000, 4% Convertible Debenture ("Debenture") due December 31, 1997. The Debenture was issued to an offshore investor pursuant to Regulation S promulgated under the Act at a discount of 30%. The Debenture netted the Company $4,400,000 after discount and costs associated with the offering. The Debenture, plus any accrued interest, automatically converts into common stock of the Company on December 31, 1997 or, at any time after August 30, 1996 at the option of the holder.


                    Pursuant to the terms and conditions of the  Debenture,  the price at which the debt underlying the Debenture will be converted to equity ranges from a minimum of $1 to a maximum of $3 per share, subject to certain conditions. The conversion price could fall below the $1 minimum if the Company fails to become listed on the NASDAQ National Market be November 13, 1996; or, if the Company's actual profits are not at least eighty percent (80%) of the projected quarterly profits for either of the quarters endeding September 30, 1996 or December 31, 1996. Should either of these events occur, the Debenture holder could conceivably convert the underlying debt to common stock of the Company at a price which could give the holder a majority of the shares outstanding in the Company.


                    On  August  6,  1996 the  Board  of  Directors  was  granted authority by a consent of a majority of the stockholders of the Company to issue up to 100,000 shares of preferred stock, without nominal or par value per share. There are currently no issued and outstanding preferred shares; however, pursuant to the provisions of the terms of the Debenture described above, it is the intention of the Board of Directors to issue shares of preferred stock to satisfy the underlying debt of said Debenture. All such preferred stock issued to the Debenture holders plus any accrued and unpaid dividends thereon will be converted to common stock of the Company on or before December 31, 1997, pursuant to the terms of the Debenture.

                    The Company's ability to continue as a going concern depends on its ability to begin and sustain profitable operations.

                    DESCRIPTION  OF BUSINESS - The Company's  corporate  mission calls for it to identify, refine and then market and license proprietary gaming technology on a worldwide basis. The Company intends to initially market its two principal products, a slot machine coin hopper measurement device known as the M.A.N.A.G.E.R.S. systems (Mass and Numeric Gauging Electronic Recording System) and an off-line data collection and accounting system, known as the ACCUDATA system. When combined these two products form a product known as the ACCUSYSTEM. The Company intends to distribute these products both within and outside of the United States, principally in Central and South America and Africa, and, to a lesser extent, in the Caribbean, Europe, and Eastern Asia. The Company intends to market its products principally through technology licensing to other companies and through its own sales force.

                        SPINTEK GAMING TECHNOLOGIES, INC.
                                AND SUBSIDIARIES
                        (a development stage enterprise)
                              (formerly GSA, Inc.)

                    NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued


                    The Company no longer plans to  manufacture  and  distribute reel-type slot machines and is currently attempting to sell and/or lease its rights to the patent it controls for such technology.

                    PRINCIPLES OF  CONSOLIDATION  - The  consolidated  financial statements include the accounts of the Company, its wholly-owned subsidiary, Spintek Gaming, Inc., and Spintek Gaming, Inc.'s wholly-owned subsidiary, Spinteknology, Inc. All material intercompany accounts and transactions have been eliminated in consolidation.


                    ESTIMATES AND  UNCERTANTIES  - The  preparation of financial statements in conformity with generally accepted accounting principles requires Management to make estimates and assmptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.


                    Certain  significant  estimates were made in the preparation of the financial statements. While Managements estimate's of the Allowance for obsolete inventories and the Valuation allowance for deferred taxes, were made based on the best information currently available, it is reasonably possible that these estimates could change by a material amount within one year.

                    CASH - The company maintains at financial  institutions cash accounts which may exceed federally insured amounts at times and which may at times significantly exceed balance sheet amounts due to outstanding checks.

INVENTORIES - Inventories are stated at the lower of cost or market. Cost is determined using the first-in, first-out (FIFO) method.

                    EQUIPMENT - Equipment  is stated at cost.  Expenditures  for repairs and maintenance are charged to expense as incurred and additions and improvements that significantly extend the lives of assets are capitalized. Upon sale or other retirement of depreciable property, the cost and accumulated depreciation are removed from the related accounts and any gain or loss is reflected in operations.

                        SPINTEK GAMING TECHNOLOGIES, INC.
                                AND SUBSIDIARIES
                        (a development stage enterprise)
                             (formerly GSA, Inc.)


                    NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued


Depreciation is provided at the time equipment is placed in service using the straight-line method over the estimated useful lives of the assets which range from three to ten years.

ORGANIZATION COSTS - Organization costs are stated at unamortized cost and are amortized using the straight-line method over five years.

DEFERRED PATENT COSTS - Spinteknology owns a patent application for certain coin hopper technology. Deferred patent costs are recorded at cost and will be amortized over the life of the patent when, and if, issued.

MARKETABLE EQUITY SECURITIES - Effective March 31, 1995, the Company adopted Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities", which requires that investments in debt and equity securities be designated as held-to-maturity, trading or available-for-sale.


Securities classified as held-to-maturity are securities for which the Company has demonstrated the positive intent and ability to hold the securities to maturity. Held-to-maturity securities are stated at cost and no adjustment is made in the financial statements for unrealized gains and losses.


                    Trading   securities   are   securities   bought   and  held
               principally for the purpose of selling them in the near future. Securities classified as trading are stated at fair value and unrealized holding gains and losses are included in income.


                    Securities  that are not classified as  held-to-maturity  or trading are classified as available-for-sale and are carried at fair value with the unrealized gains and losses, net of tax, reported as a separate component of stockholders' equity.


                    INCOME  TAXES -  Income  taxes  are  computed  based  on the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Deferred tax assets and liabilities, if significant, are recognized for the estimated future tax effects attributed to temporary differences between the book and tax bases of assets and liabilities and for carryforward items. The measurement of current and deferred tax assets and liabilities is based on enacted law. Deferred tax assets are reduced, if necessary, by a valuation allowance for the amount of tax benefits that may not be realized.

The Company and its wholly-owned subsidiaries file a consolidated federal income tax return.


                    NET LOSS PER  SHARE - Net loss per share is  computed  using the weighted average number of shares of common stock outstanding, giving retroactive recognition for the number of equivalent shares received by Spintek Gaming, Inc. in conjunction with the acquisition on September 14, 1995, and giving effect to the reverse split of one (1) share for two (2) shares on September 26, 1995.

                      SPINTEK GAMING TECHNOLOGIES, INC.
                              AND SUBSIDIARIES
                       (a development stage enterprise)
                            (formerly GSA, Inc.)


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued


                    RECENT ACCOUNTING  PRONOUNCEMENTS - The Financial Accounting
               Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of" (SFAS 121) in March, 1995, to be effective for fiscal years beginning after December 15, 1995. SFAS 121 establishes accounting standards for the recognition and measurement of impairment of long-lived assets, certain identifiable intangibles and goodwill either to be held or disposed of. The Company adopted SFAS 121 during the year ended June 30, 1996, with no impact on operations.


                    STOCK-BASED COMPENSATION - Accounting Principles Board (APB)
               Opinion 25 requires compensation cost for stock-based compensation plans to be recognized based on the difference, if any, between the fair market value of the stock on the date of grant and the exercise price. In October, 1995 the Financial
               Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) 123, "Accounting for Stock-Based Compensation". SFAS 123 established a fair value-based method of accounting for compensation cost related to stock options and other forms of stock-based compensation plans. However, SFAS 123 allows an entity to continue to measure compensation costs using the principles of APB Opinion 25 if certain pro forma disclosures are made. SFAS 123 is effective for fiscal years beginning after December 15, 1995. The Company intends to adopt the provisions for pro forma disclosure requirements of SFAS in fiscal year 1997.


INVENTORIES

Inventories consist of the following:
       Raw material                            $    7,500
       Finished goods                             472,235
       Less: Allowance for obsolescence           (28,000)

             Total Inventories 6/30/96           $451,235


FURNITURE, FIXTURES AND EQUIPMENT - NET


Furniture, fixtures and equipment consists of the following:
       Furniture and fixtures                   $  16,423
       Equipment                                   70,526
                                                   86,949
       Less: Accumulated depreciation             (11,064)

       Furniture, fixtures and equipment - net  $  75,885

                      SPINTEK GAMING TECHNOLOGIES, INC.
                              AND SUBSIDIARIES
                       (a development stage enterprise)
                            (formerly GSA, Inc.)


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

COMMITMENTS

                    The Company has agreed to advance to  International  amounts sufficient to satisfy certain of International's obligations. This amount is not expected to exceed $225,000 and through June 30, 1996, such advances totaled approximately $186,000.

                    The Company is obligated to pay royalty payments of $100 per gaming apparatus for all licensed gaming apparatus (embodying certain technology) sold by Gaming under a license agreement, dated April 6, 1995, with International. The term of the agreement is for the life of the last to expire of the existing patent and copyright and such patents as may be granted on the applications covered by the agreement. The agreement requires a minimum royalty of $100,000 per year commencing one year after its effective date. To date no gaming apparatus have been sold and royalty payments thus far have been applied toward reducing the note receivable from International.

                    On May 26,  1995,  Spinteknology  entered  into an agreement under which it was licensed to include the M.A.N.A.G.E.R.S. system in associated gaming equipment it manufactures and distributes. The licensor has applied for a patent on the M.A.N.A.G.E.R.S. system. This agreement was superseded on March 19, 1996, when Spinteknology acquired the rights to the M.A.N.A.G.E.R.S. system from the inventor for $950,000.

                    The  Company  has  allowed a license on a coin  hopper and a license on a multi-game video slot machine to both lapse, and has not elected to renew these licenses.

                    On October 14, 1995,  the Company  entered into a technology assignment agreement in which it received all rights and claims to an input/output circuit board ("I/O Board"), jointly developed by the Company and one of its consultants, which is the key component of the Company s ACCUDATA system. The agreement requires the Company to pay $5 for each I/O Board sold by the Company, to be remitted on a quarterly basis net of any returns.


                    The Company  subleases a 15,182  square foot facility in Las
               Vegas, Nevada from International Technical Systems. The Company pays $7,662 per month for the lease which terminates August 31, 1997. Minimum lease commitments under this noncancellable operating lease as of June 30, 1996 are $91,944 for the year ending June 30, 1997, and $15,324 thereafter. Total rent and lease expense, including equipment, for each applicable period is as follows:


                                                                  Cumulative
                               March 31, 1995                   March 31, 1995
                               (inception) To     Year Ended    (Inception) To
                                June 30, 1995    June 30, 1996   June 30, 1996


Rent and lease expense         $       13,730    $     141,797  $      155,527


As of June 30, 1996, the Company was committed to purchase approximately $168,000 of inventory under two purchase order agreements.

                         SPINTEK GAMING TECHNOLOGIES, INC.
                                 AND SUBSIDIARIES
                         (a development stage enterprise)
                               (formerly GSA, Inc.)


                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

RELATED PARTY TRANSACTIONS

                    The Lanier M. Davenport, Sr. Family Trust and the Malcolm C.
               Davenport V Family Trust, (hereinafter referred to collectively as the "Davenport Trusts"), two separate entities, have made advances in the aggregate of $1,920,000, of which $1,000,000 has been converted into shares of common stock of the Company, which bear a restricted legend, as of June 30, 1996. The trustees of the Malcolm C. Davenport V Family Trust are Malcolm C. Davenport V, Director of the Company and brother to Lanier M. Davenport, Chairman and Chief Executive Officer, and Malcolm C. Davenport, Jr., father of Malcolm C. Davenport V and Lanier M. Davenport. The sole trustee of the Lanier M. Davenport Family Trust is Malcolm C. Davenport, Jr. The remaining $920,000 is in the form of demand notes and bears interest at a rate of 10% per annum. The accrued and unpaid interest was $11,414 at June 30, 1996.(See "Subsequent Events")

                    Mr.  Lanier M.  Davenport,  Chairman,  President,  and Chief
               Executive Officer, has made loans to the Company in the aggregate amount of $330,000 at an annual interest rate of 10% in the form of demand notes, of which $119,108, plus accrued and unpaid interest of $8,843, remained outstanding as of June 30, 1996.

                    Malcolm C.  Davenport,  Jr.,  stockholder of the Company and father of both Lanier M. Davenport, Chairman and Chief Executive Officer of the Company, and Malcolm C. Davenport V, Director of the Company, has made loans in the aggregate amount of $418,500 at an annual interest rate of 10% in the form of demand notes, of which $323,000 plus accrued and unpaid interest of $21,850 remained outstanding as of June 30, 1996.


                    Sarah L. Davenport, stockholder of the Company and mother of both Lanier M. Davenport, Chairman and Chief Executive Officer of the Company, and Malcolm Clifton Davenport V, Director of the Company, has made loans in the aggregate amount of $20,000 at an annual interest rate of 10% in the form of demand notes, which amount plus accrued and unpaid interest of $1,842 remained outstanding as of June 30, 1996.

                    Davenport  Investments,  Inc., a  corporation  controlled by
               Lanier M. Davenport, Chairman and Chief Executive Officer of the Company, has made loans in the aggregate amount of $56,500 at an annual interest rate of 10% in the form of demand notes, of which $26,000 plus accrued and unpaid interest of $2,109 remained outstanding as of June 30, 1996. It is also party to an agreement with the Company pursuant to which it received lease payments in the aggregate amount of $19,346 for office space used by the Company for its corporate offices in Chattanooga, Tennessee during the period ended June 30, 1996. This agreement will terminate on September 30, 1996.


                    Coulter & Davenport,  Attorneys-at-Law,  whose  partners are
               Gary L.  Coulter,  Esquire,  Vice  Chairman  and Chief  Operating
               Officer of the Company, and Malcolm C. Davenport, Esquire, Director of the Company, has billed the Company for legal fees and expenses in the aggregate amount of $162,754 of which $117,754 remained outstanding as of June 30, 1996.

                         SPINTEK GAMING TECHNOLOGIES, INC.
                                 AND SUBSIDIARIES
                         (a development stage enterprise)
                              (formerly GSA, Inc.)


                     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

RELATED PARTY TRANSACTIONS - continued


                    Interest expense to all related parties was $2,181,  $49,403 and $51,584, for the periods March 31, 1995 (Inception) to June 30, 1995, the year ended June 30,1996 and March 31, 1995 (Inception) to June 30, 1996, respectively.

                    The  Company  has made loans as part of an  agreement  dated
               April 13, 1995 to Spintek International, Inc., a corporation controlled by Lanier M. Davenport, Chairman and Chief Executive Officer of the Company, in the aggregate amount of approximately $186,00 at an annual interest rate of 10% in the form of demand notes, of which $159,909 plus accrued and unpaid interest of $17,366 remained outstanding as of June 30, 1996.

STOCK OPTIONS

                    On September 14, 1995, all issued and outstanding options to purchase the common stock of Gaming were extinguished by the agreement of all option holders through the distribution of 281,750 common shares of the Company. Each option holder received one (1)common share of the Company for each two (2) common shares of Gaming for which the holder had an option to purchase.


                    At June 30, 1996 an option to purchse  150,000 shares of the
               Company's common stock was issued and outstanding. Such option was issued on May 2, 1996, at a purchase price of $1.20 per share, the closing bid price of the Company's common stock on that date, and does not expire until December 31, 2001. This option was not issued pursuant to an incentive or employee stock option plan and carries piggyback registration rights. (See also "Subsequent Events").


INCOME TAXES


The provision for income taxes consists of the following:
                                               March 31, 1995
                                               (Inception) To     Year Ended
                                               June 30, 1995     June 30, 1996


Deferred provision                               $     (8,400)    $
(64,900)
Tax benefit of net operating loss carryforward       (263,000)
(1,537,500)
                                                     (271,400)
(1,602,400)
Change in valuation allowance                         271,400        1,602,000
                                                 $         -      $         -


The provision for income taxes differs from the amounts computed by applying the federal statutory rate to income before provision for income taxes as follows:
                                               March 31, 1995
                                               (Inception) To     Year Ended
                                               June 30, 1995     June 30, 1996


Income tax at federal statutory rate            $     223,300     $  1,445,500
State income taxes, net of federal benefit             26,300          171,200
Valuation allowance                                  (271,400)
(1,602,400)
Other                                                  21,800         (
24,300)
                                                $          -      $         -

                       SPINTEK GAMING TECHNOLOGIES, INC.
                               AND SUBSIDIARIES
                       (a development stage enterprise)
                            (formerly GSA, Inc.)


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

INCOME TAXES - continued


                    Deferred  income  taxes  reflect  the  net  tax  effects  of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance has been recognized to offset the related deferred tax assets due to the uncertainty of realizing the benefit of the loss carryforward.

                    As  of  June  30,  1996,  the  company  has  $4,924,000  net operating loss carryforwards available to reduce future taxable income of which $656,000 will expire in 2010.


The following is a summary of significant components of the Company's deferred tax assets as of June 30, 1996:

Net operating loss carryforward           $  1,786,800
Accrued expenses                                78,400
Other                                            8,600
Valuation allowance                          1,873,800
                                          $         -


SUBSEQUENT EVENTS

                    On July 16,  1996,  pursuant  to an  understanding  with the trustees, $440,000 of the $920,000 of debt to the Davenport Trusts will be converted to 401,140 shares of the Company's common stock, which will bear a restricted legend. The remaining $480,000, plus accrued interest of approximately $15,000, was converted to notes payable, with interest accruing at a rate of 10%, to the Davenport Trusts. Payments of $20,000, including interest are to be paid on the 15th of each month, commencing August 15, 1996 until paid.

                    Also on July 16, 1996 the Company  issued a  $7,143,000,  4%
               Convertible Debenture due December 31, 1997. The Debenture was issued to offshore investors pursuant to Regulation S promulgated under the Securities Act of 1933 at a discount of 30%. The Debenture netted the Company $4,400,000 after discount and costs associated with the offering. The Debenture, plus any accrued interest, automatically converts into common stock of the Company on December 31, 1997 or, at any time after August 30, 1996 at the option of the holder.


                    Pursuant to the terms and conditions of the  Debenture,  the price at which the debt underlying the Debenture will be converted to equity ranges from a minimum of $1 to a maximum of $3 per share, subject to certain conditions. The conversion price could fall below the $1 minimum if the Company fails to become listed on the NASDAQ National Market be November 13, 1996; or, if the Company's actual profits are not at least eighty percent (80%) of the projected quarterly profits for either of the quarters endeding September 30, 1996 or December 31, 1996. Should either of these events occur, the Debenture holder could conceivably convert the underlying debt to common stock of the Company at a price which could give the holder a majority of the shares outstanding in the Company.

                       SPINTEK GAMING TECHNOLOGIES, INC.
                               AND SUBSIDIARIES
                       (a development stage enterprise)
                            (formerly GSA, Inc.)


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SUBSEQUENT EVENTS - continued


                    On July 23,  1996 a former  employee  was granted a five and one half year option to purchase 50,000 shares of the common stock of the Company at a purchase price of $1.69 per share, the closing bid price for the Company's common stock on that date. The option was not issued pursuant to an incentive or employee stock option plan and carries piggyback registration rights.


                    On  July  31,  1996,  a  license  agreement  for  use of the
               M.A.N.A.G.E.R.S. system was modified to defer the minimum annual royalties required by the agreement for a period of one year.


                    On August 2, 1996, the Company received  correspondence from attorneys representing Bally Gaming International, Inc. ("Bally"), that Bally has been issued a patent which may overlap and be in conflict with the Company's patent application for the M.A.N.A.G.E.R.S. system. The Company's outside legal counsel and its patent counsel have been retained to review the matter. To date no litigation has been undertaken. Based on discussion with counsel, Management of the Company believes that its patent for the M.A.N.A.G.E.R.S. system, when and if issued, would have priority over the Bally patent. However, due to the preliminary nature of this matter, Management is currently unable to ultimate effect, if any, it might have on the Company's financial statements.

                    On  August  6,  1996 the  Board  of  Directors  was  granted authority by a consent of a majority of the stockholders of the Company to issue up to 100,000 shares of preferred stock, without nominal or par value per share. There are currently no issued and outstanding preferred shares, however pursuant to the provisions of the terms of the Debenture described above, it is the intention of the Board of Directors to issue shares of preferred stock to satisfy the underlying debt of said Debenture. All such preferred stock issued to the Debenture holders plus any accrued and unpaid dividends thereon will be converted to common stock of the Company on or before December 31, 1997, pursuant to the terms of the Debenture.

ITEM 8.  CHANGES IN AND DISAGREEMENTS WITH
         ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

         None.

                         PART III


ITEM 9.  DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND
         CONTROL PERSONS;COMPLIANCE WITH SECTION 16(A) OF THE
         EXCHANGE ACT

Incorporated by reference to the Company's Proxy Statement for Annual Meeting of Stockholders to be filed with the Securities and Exchange Commission within 120 days after the close of the fiscal year ended June 30, 1996.

ITEM 10.  EXECUTIVE COMPENSATION

Incorporated by reference to the Company's Proxy Statement for Annual Meeting of Stockholders to be filed with the Securities and Exchange Commission within 120 days after the close of the fiscal year ended June 30, 1996.

ITEM 11.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
          OWNERS AND MANAGEMENT

Incorporated by reference to the Company's Proxy Statement for Annual Meeting of Stockholders to be filed with the Securities and Exchange Commission within 120 days after the close of the fiscal year ended June 30, 1996.

ITEM 12.  CERTAIN RELATIONSHIPS AND RELATED
          TRANSACTIONS

Incorporated by reference to the Company's Proxy Statement for Annual Meeting of Stockholders to be filed with the Securities and Exchange Commission within 120 days after the close of the fiscal year ended June 30, 1996.

ITEM 13.  EXHIBITS AND REPORTS ON FORM 8-K

(a)    Exhibits

       The following exhibits are submitted herewith:

Number Description

 2.1 Valuation Engagement of GSA, Inc. as of June 30, 1995 and Related Proxy Information (1)
 2.2    Asset Purchase and Liability Assumption Agreement  (1)
 2.3    Interest Purchase Agreement  (1)
 2.4    Agreement for Bill of Sale and Assignment of Assets  (1)
 2.5    Assumption Agreement Dated September 14, 1995  (1)
 2.6 Exchange of Stock Agreement and Plan of Reorganization, Dated August 25, 1995 (1)
 3.1    Articles of Incorporation of the Registrant filed September 11, 1984
(1)
 3.2    Certificate of Amendment filed January 9, 1987  (1)
 3.3    Certificate of Amendment filed May 11, 1987  (1)
 3.4    Certificate of Amendment filed May 20, 1994  (1)
 3.5    Certificate of Amendment filed September 26, 1995  (1)
 3.6    Certificate of Amendment filed September 11, 1996
 3.7    By-laws of the Registrant adopted April 12, 1985  (1)
 3.8    Amendment of By-laws dated April 9, 1987  (1)
10.1    Premise Lease Dated September 1, 1995  (1)
10.2    Employment Agreement with Lanier M. Davenport  (1)
10.3    Employment Agreement with Jonathan P. Hoover  (1)
10.4    Employment Agreement with Steven J. Blad  (1)
10.5 License Agreement dated April 6, 1994 between Spintek International, Inc. and Spintek Gaming, Inc. (1)
10.6 Licensing Agreement dated May 26, 1995 between Bitstream Technologies, Inc. and Spinteknology, Inc. (1)
10.7    Option/Purchase Agreement with Bitstream Technologies, Inc.  (3)
10.8 License Agreement between Spinteknology, Inc. and SUZO International (N.L.) B.V. (4)
10.9    Installment Purchase Agreement with Bitstream Technologies, Inc.  (4)
10.10   Debt Conversion and Securities Purchase Agreement with Trusts  (4)
10.11   Employment Agreement with Robert E. Huggins  (4)
10.12   Amendment to Employment Agreement with Jonathan P. Hoover (4)
10.13   Consulting Agreement with Sailfin Investments, Ltd.
10.14   Severance Agreement with Steven J. Blad
10.15   Stock Option Agreement with Steven J. Blad
10.16   Stock Option Agreement with Gregory A. Boris
10.17   Severance Agreement with Jonathan P. Hoover
10.18   Regulation S Securities Subscription Agreement  (5)
10.19   Modification Agreement to the Convertible Debenture  (5)
10.20   Attorney's Opinion on the Convertible Debentures of the Registrant
(5)
10.21   Escrow Agreement  (5)
10.22   Irrevocable Instructions to Company as Transfer Agent  (5)

21.1    List of subsidiaries of the Registrant (1)
27.1    Financial Data Schedule
99.1    Patent - Reel-type Machine  (1)
99.2    Patent Application  (1)
99.3 Securities Purchase Agreement for Private Placement Financing for the Registrant Dated October 1995 (1)
99.4 Amendment to Securities Purchase Agreement for Private Placement Financing for the Registrant, Dated December 1995 (2)
99.5    Approval by Nevada Gaming Commission of "ACCUSYSTEM"
        marketed by the Registrant, dated December 13, 1995.  (2)
     ________________
(1) Incorporated by reference to the specific exhibit to Form 10-SB, filed November 9, 1995.
(2) Incorporated by reference to the specific exhibit to the Amendment No. 1 to Form 10-SB, filed January 30, 1996.
(3) Incorporated by reference to the specific exhibit to the Form 10-QSB for the period ended December 31, 1995.
(4) Incorporated by reference to the specific exhibit to the Form 10-QSB for the period ended March  31, 1996.
(5) Incorporated by reference to the specific exhibit to the Form 8-K, filed
       August 12, 1996.



     (b)    Reports on Form 8-K

       No reports on Form 8-K were filed during the Company's fourth fiscal quarter ended June 30, 1996.

                                  SIGNATURES


Pursuant to the requirements of Section 13 of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              SPINTEK GAMING TECHNOLOGIES,
INC.



                                              By: /s/ LANIER M. DAVENPORT
Date:  September 26, 1996                         Lanier M. Davenport
                                                  Chairman of the Board


                    Pursuant to the  requirements of the Securities and Exchange of 1934, this report has been duly signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


        Name                       Title                      Date


/s/ LANIER M. DAVENPORT     Chairman of the Board,    September 26, 1996
    Lanier M. Davenport     Chief Executive Officer,
                            President and Director
                            (Principal Executive
                            Officer)


/s/ ROBERT E. HUGGINS       Chief Financial Officer   September 26, 1996
    Robert E. Huggins       (Principal Financial
                            and Accounting Officer)


/s/ GARY L. COULTER         Director                  September 26, 1996
    Gary L. Coulter


/s/ MALCOLM C. DAVENPORT V  Director                  September 26, 1996
    Malcolm C. Davenport V